UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - April 30, 2016

Item 1: Shareholder Report

Alpine

REAL ESTATE FUNDS

Alpine International Real Estate Equity Fund
- Institutional Class (EGLRX)
- Class A (EGALX)

Alpine Realty Income & Growth Fund
- Institutional Class (AIGYX)
- Class A (AIAGX)

Alpine Emerging Markets Real Estate Fund
- Institutional Class (AEMEX)
- Class A (AEAMX)

Alpine Global Infrastructure Fund
- Institutional Class (AIFRX)
- Class A (AIAFX)

Alpine Global Realty Growth & Income Fund
- Institutional Class (ARIGX)

April 30,

2016

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These Funds include:

Alpine Dynamic Dividend Fund	Alpine Small Cap Fund

Alpine Rising Dividend Fund	Alpine Ultra Short Municipal Income Fund

Alpine Financial Services Fund	Alpine High Yield Managed Duration Municipal Fund

Alpine’s Series and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Shareholders:

Welcome to the Alpine Funds’ fiscal 2016 semi-annual report covering the period from November 1, 2015 through April 30, 2016. The current environment is similar to the one we commented on in our prior annual report to shareholders. Once again, there was a rapid sell down in global equities mid-period, followed by a gradual recovery. The principal cross-currents influencing global capital markets continue to be weak economic growth, volatile commodity prices weakened by excess supply, and monetary policy biased towards tightening in the United States versus virtually all foreign central banks which seek looser monetary policy. During the period under review, the U.S. Federal Reserve Bank (Fed) raised rates modestly in December and this was followed notably by both the Bank of Japan (BOJ) and the European Central Bank (ECB) taking their short-term rates below zero. Of the 56 countries on which Bloomberg tracks fixed income market data, 12 currently have negative interest rates going out as far as five years, while 18 have been negative for two years. Needless to say, this is unprecedented. The data suggests that inflation expectations remain low for much of the world.

Other issues which have continued to influence the markets are the relatively weak performance of the Chinese economy and intertwined with it the price volatility of many commodity markets. The most prominent commodity, oil, became a proxy for economic sentiment during a few months this Spring, as West Texas Intermediate (WTI) crude oil declined from $50 to a low of $32.50 per barrel in January before rallying to over $46 by end of the period. Much of the fear that whips oil prices reflected concerns beyond supply and demand imbalances. Rather, other factors, such as corporate earnings and ability to repay debt have weighed heavily on many of the sector’s companies. While the recent rebound in prices has no doubt stabilized the situation somewhat, there has been an increase in mortgage and auto loan delinquencies in oil producing regions. The impact of such pressures may increase if the prices decline for an extended period of time, although, most analysts believe that oil prices will be centered around $50 for another 12 to 18 months.

Economic prospects vary widely both inside and outside the United States, where pockets of relative strength and notable weakness are geographically dispersed. This could lead to an increase in national or regional concerns, heightening tensions along religious or ethnic divides as well as economic class conflicts between the “haves” and the “have nots”. Nowhere is this more stark than in Europe where the flood of migrants from the Middle East and Africa last year has lead the European Union (EU) into negotiations with Turkey to constrain and contain many of the displaced Syrian and Iraqi refugees. Meanwhile, protests in France are flaring over economic issues and nationalist movements are growing in Austria and the Netherlands, as well as in France and Germany. Of course, similar issues have been brought forward during this U.S. Presidential season in America as anti-Muslim/Hispanic/ Chinese sentiment have been given voice by Presidential candidate Donald Trump. As economic prospects stagnate, there is a natural tendency to seek political change. Indeed, populist candidates have made political inroads around the world. Alas, people forget that globalization, trade treaties and economic unions have been a de facto response to prior periods of nationalism and protectionism. So, populist proclamations can be a seductive rallying cry for those who seek or cling to power, yet offer few solutions.

Another type of push/pull force affecting the markets has been economic data. Some data reflects improved business prospects, while other reports reveal deteriorating fundamentals. In the United States, we continue to have solid housing performance, for both rental and for sale properties, as well as a high level of auto sales. Meanwhile, retail sales have been relatively stagnant with prominent declines in large department stores which have been losing market share to e-commerce vendors. It is notable that the level of continuing jobless claims is approaching the lowest level that the economy experienced during the 70’s, 80’s and 90’s. However, average hourly wages and other measures of income growth, including the level of output in terms of gross domestic profit (GDP) per worker, has declined in recent years, reflecting stagnant productivity. Nevertheless, consumer expectations recently hit an eight year high. Such conflicting data has partially been responsible for the Fed’s tentative moves to raise interest rates since May of 2013, with initial success only occurring in December of 2015. If the Fed is successful in modestly raising interest rates this summer and perhaps again, once or twice, over the following 12 months, then they would have accomplished a milestone for other central banks to focus their respective interest rate normalization policies in ensuing years. While Alpine believes that this will be the case, some observers fear that even such modest interest rate increases as one quarter of one percent could trip up the economy and lead to a recession. This concern combines with limited supplies of long rated treasury bonds to keep the long end of the yield curve flat. While demand for yield is strong, the asset buying (i.e. Quantitative Easing) programs of the Fed, ECB and BOJ have reportedly absorbed a range from 20% to 70% of potential supply. In this manner, central banks have both provided liquidity and raised benchmark asset prices through global capital markets.

It is notable that neither significant fiscal stimulus nor broad based capital investment have yet been deployed during this economic recovery. Even though the U.S. was the epicenter of the cascading collapse of global capital markets back in 2008, almost bringing about the demise of our credit based financial system, America’s economy is now slowly leading the world back to normalcy. We concur with recent proclamations by some prominent economists that the best way to stimulate economic activity will be through significant infrastructure spending. Indeed, both Hillary Clinton and Donald Trump have already raised this as a key element to their economic plans. It is likely that the U.S. will lead a global shift from austerity towards focused fiscal spending. Japan has already begun to spend significant sums on rebuilding after the recent earthquake and in advance of hosting the Olympics in 2020. A number of European cities also have significant long-term transportation projects which can be expanded. China has described new infrastructure investments to connect Western China with the Middle East and to South Asia as ‘One belt, two suspenders’, while other emerging economies, from United Arab Emirates to India are moving forward with large projects.

If consumer spending can be sustained through this year, with the prospect of significant increases in infrastructure projects in future years, then we believe the corporate capital expenditure cycle could ramp up rather quickly. This in turn could create a very strong economic prospect for 2018 and beyond. Typically, in anticipation, this could produce a strong equity market toward the end of this year and into 2017. In turn, this increase in investment would continue to boost employment and over time, wage growth, which could lead to faster consumption growth and the maturation of the economic cycle, including higher interest rates. By that time (2018), we believe that Europe could also be signaling higher interest rates and some improvement in GDP. China will also likely follow the rise U.S. economic demand and we believe that Japan, while still focused on domestic demand, will also benefit from our tail wind. Historically, Latin America has been greatly influenced by the U.S. economy and we believe that this will also be the case over the next few years.

So what does this mean for the debt and equity markets? Significant liquidity provided by Federal Reserve policy has helped to drive liquidity into the capital markets while the market place has responded with innovation triggered by new regulations and technology. Floor traders, position traders, order clerks, market makers and many arbitrageurs have been made redundant, inefficient or too slow in a market dominated by algorithmic factor based or index trading strategies. Since many of these algorithms are dependent on a variety of economic influences, the market’s sensitivity to such data has at times been disproportionate with its significance. Thus, some of the volatility experienced amongst sectors or index groupings has often been greater than that of the overall market. The nature of many of these quantitative models is that the rate or level of change recorded by various influences, be they internal factors such as prospective sales growth, or external inputs such as interest rates or economic growth, tend to favor companies which can generate internal growth despite the slow cyclical economy. It is notable, however, that during the six months under review, we saw a shift in performance towards cyclical growth situations. This could be a foreshadowing of improving economic prospects, if not merely a recognition of relative undervaluation.

Fundamentally, the tone of the market reflects the outlook for revenue and profit growth and the cross currents which we have described appear to have created a shift in the markets current tone. Specifically, corporate earnings in the S&P 500® Index fell by 6% during the first quarter of 2016, but analyst aggregate expectations are for some improvement in the second quarter with a positive uptick in the second half of the year. It is anticipated that many of the cyclical industries which were most heavily hurt by the strong dollar at the end of last year and the slowdown in the natural resource sector may have bottomed and the related fallout in the financial sector is not as significant as feared. As a result, this shift in market focus may be the beginning of a change in the structural and sectoral leadership of the market. If indeed we are correct that an economic recovery will take hold in 2017 and 2018, then we would expect a significant increase in the prospects of cyclical companies and a reversal of the decline in investment flows to equities versus bonds. We are not suggesting this will be strong enough to produce an exodus from fixed income investing, but we do believe that new capital deployed will shift increasingly into the equity markets with positive impact.

We look forward to reporting on our progress through this challenging and changing environment at the end of the year. Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Disclosures and Definitions

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the Schedule of Portfolio Investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Equity Trust did not pay any distributions during the fiscal semi-annual period ended April 30, 2016 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

Neither a Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate Bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate Bond, Stock, High Yield Bond, REITs and

REIT preferred stock may vary based on an individual’s circumstances. Consult a tax professional for additional information.

Earnings Growth & EPS Growth are not measures of the Funds’ future performance.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Class B mall is a non-dominant competitor in its trading area. Tenant sales are typically less than $400 per square foot.

CNY/CNH are the different currency symbols in the Chinese Monetary Policy. CNY is the currency symbol traded onshore (mainland China) and CNH is the currency symbol traded outside of China.

Earnings Growth is the annual rate of growth earnings from investments.

Fibra is a real estate investment trust structured according to Mexican law.

FTSE EPRA/NAREIT Emerging Index is a total return index, designed to track the performance of listed real estate companies and REITS in emerging markets.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

FTSE EPRA/NAREIT Global ex US Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

Source: FTSE the funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

Ibovespa is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

Disclosures and Definitions (Continued)

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Net Lease is a provision that requires the tenant to pay a portion or all of the taxes, fees and maintenance costs for the property in addition to rent.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

SDR is an international reserve asset created by the International Monetary Fund to supplement its member countries’ official reserves.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P Biotechnology Select Index is comprised of the stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

S&P Developed Ex-US Property Index is a total return index that defines and measures the investable universe of publicly traded property companies domiciled in developed countries outside of the U.S. The companies included are engaged in real estate related activities, such as property ownership, management, development, rental and investment. Total return indexes include reinvestments of all dividends.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

S&P Metals & Mining Select Index is comprised of the stocks in the S&P Total Market Index that are classified in the GICS metal and mining sub-industries.

S&P 500® Utilities Index comprises those companies included in the S&P 500® that are classified as members of the GICS utilities sector.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

The S&P 500® Index, the S&P Biotechnology Select Index, the S&P Metals & Mining Select Index, the S&P Developed ex. U.S. Property Index, the S&P Global Infrastructure Index, the

Disclosures and Definitions (Continued)

S&P 500® Utilities Index, and the S&P 500® Telecommunication Services Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Tier 1 Cities – represent the most developed areas of China with the most affluent and sophisticated consumers. They are also considered to be the center of main economic activity.

Tier 2 Cities – represent less developed areas of China than Tier 1 cities.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Realty Growth & Income Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 4/30/16 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine International Real Estate Equity Fund — Institutional Class	0.24%	-6.34%	-4.41%	-3.40%	-2.83%	4.68%
Alpine International Real Estate Equity Fund — Class A (Without Load)	0.07%	-6.61%	-4.68%	N/A	N/A	4.68%
Alpine International Real Estate Equity Fund — Class A (With Load)	-5.44%	-11.75%	-6.47%	N/A	N/A	3.33%
FTSE EPRA/NAREIT Global Ex-U.S. Index(3)	3.82%	-5.03%	-0.64%	3.88%	N/A	N/A
MSCI EAFE Index	-3.07%	-9.32%	1.48%	1.69%	1.61%	4.22%
Lipper International Real Estate Funds Average(4)	0.80%	-4.96%	-0.12%	4.00%	1.50%	4.68%
Lipper International Real Estate Funds Ranking(4)	N/A(5)	34/54	48/49	44/44	15/15	1/1
Gross Expense Ratio (Institutional Class): 1.45%(6)
Net Expense Ratio (Institutional Class): 1.40%(6)
Gross Expense Ratio (Class A): 1.70%(6)
Net Expense Ratio (Class A): 1.65%(6)

(1)	Not annualized.
(2)	Institutional Class shares commenced on February 1, 1989 and Class A shares commenced on December 30, 2011. Returns for indices are since February 1, 1989.
(3)	Index commenced on October 31, 2008.
(4)	The since inception data represents the period beginning February 2, 1989 (Institutional Class only).
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus supplement dated May 3, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

FTSE EPRA/NAREIT Global ex US Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States. MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Global ex-U.S. Index, the MSCI EAFE Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine International Real Estate Equity Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine International Real Estate Equity Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Regus PLC	5.66%
2.	Invincible Investment Corp.	4.18%
3.	Mitsui Fudosan Co., Ltd.	3.53%
4.	Dalata Hotel Group PLC	3.46%
5.	Kenedix, Inc.	3.22%
6.	Nexity SA	3.11%
7.	Ichigo, Inc.	2.99%
8.	China Resources Land, Ltd.	2.96%
9.	South Asian Real Estate PLC	2.93%
10.	Hulic Co., Ltd.	2.83%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine International Real Estate Equity Fund (Continued)

Commentary

Dear Shareholders:

We present below the semi-annual results for the Alpine International Real Estate Equity Fund. For the period ending April 30, 2016, the closing NAV was $20.47 per share, representing a total return of 0.24%. The Fund’s benchmark index, the FTSE EPRA/NAREIT® Global Ex-U.S. Index returned 3.82% over the same period. In the context of broader equity markets, the MSCI EAFE Index produced a total return of -3.07%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

International real estate equities appeared to weather the first U.S. Federal Reserve (Fed) rate hike in December but subsequently came under extreme pressure in the initial weeks of the new year as uncertainties about China, confusion over the implementation of negative rates in Japan, recession fears in the U.S., and acute moves in foreign exchange (FX) and commodity prices weighed on investor sentiment. However the negativity once again proved to be premature and markets rallied into the end of the period. The recovery began with the governor of China’s central bank, Zhou Xiaochuan, making a rare appearance to allay fears over currency devaluation and signal government support. Oil and other commodities snapped back, the U.S. dollar (USD) weakened against most currencies, and central banks once again stepped into the breach. In the U.S., the REIT sector outperformed the broad market handily supported by dovish Fed statements and resilient fundamentals. European real estate outperformed as the European Central Bank (ECB) confirmed expectations for more aggressive policy measures in the face of missed inflation targets and weakening growth. U.K. real estate equities lagged as concerns over the pending vote on Britain’s potential exit from the European Union (Brexit) weighed on the leasing and transaction markets and dragged down investor sentiment. In Japan the stocks of real estate developers continued to see negative returns in the face of improving fundamentals, while the Japanese REITs (JREITs) by comparison experienced very strong performance due primarily to the introduction of negative real rates by the Bank of Japan (BoJ) during the period. The Australian REIT (AREIT) market saw strong returns driven by attractive yield spreads, monetary easing supporting a case for yield compression and an appreciating Australian dollar (AUD). Finally, emerging market (EM) real estate returns outperformed the broad EM index (as represented by the

MSCI Emerging Markets Index) by a wide margin lifted by China’s aggressive credit support, a weak USD and recovery in commodity prices, as well as political headlines in Brazil.

According to Jones Lang LaSalle (JLL) transaction volumes in the listed and physical property markets ended 2015 at a record $765 billion, up 8% from 2014 in local currency terms. And while JLL forecasts 2016 volumes to be largely in line with 2015 they hedge the outlook by adding that “investor sentiment seems to be more cautious, with a combination of global economic and political uncertainty, six years of consistent transactional growth, a turning credit cycle and record-high pricing in many core markets making decisions more challenging.” The International Monetary Fund (IMF) downgraded its global growth projections for the fourth time in the past twelve months while investors continue to grapple with the implications and respective feedback loops of a weak global growth outlook and the unfolding monetary policy response, volatile FX and commodity prices, and fears of deceleration in China.

Portfolio Analysis

At the headline level the relative underperformance of the Fund during the period was driven by portfolio allocation while strong stock selection only partially offset the weakness. The primary detractors to relative performance during the period were the overweight allocation to India, the underweight to Australia and the overweight to the U.K. The Fund held a cash buffer which also offset gains and hedged a portion of its currency exposures to the Euro, the Japanese Yen and the British Pound. Relative outperformance was driven by stock selection in Japan, the underweight position in Hong Kong/China, the overweight to Brazil and stock selection in France.

At quarter end the top 10 positions accounted for 34.87% of the portfolio versus 33.84% six months ago as three companies fell out of the top 10: Great Portland Estates, Mitsubishi Estate and LXB Retail Properties and were replaced by Nexity, Ichigo, Inc. and Hulic. Other notable adjustments to the portfolio included establishing a position in LaSalle Logiport REIT, a recently IPO’d logistics company in Japan, and taking advantage of the sharp sell-off in January to accumulate positions in hotel owners/ operators Accor and Rezidor.

During the period under review the Fund’s largest allocation was to Japan. While the economic data out of Japan has not met expectations, we continue to be encouraged by the recovery in real estate fundamentals and the potential tailwind from policy initiatives. The

Alpine International Real Estate Equity Fund (Continued)

position in the UK remains a relative overweight but was reduced through mergers & acquisitions (M&A) with the Quintain transaction closing at the end of October and select overweight positions trimmed due to the pending referendum vote. The portfolio remains overweight India and we are very constructive on the long term prospects for the overall economy as well as its real estate sector. Passage of a real estate reform bill in March of this year requiring developers to hold 70% of pre-sales cash flow in an escrow account until project completion should inject a higher degree of confidence into the overall market while creating substantial barriers to entry for undercapitalized developers. Finally, the position in China/HK was decreased despite evidence of strong sales volume and pricing data coming out of Tier 1 and 2 cities on the mainland. Doubts over the sustainability of the strength in the physical market and concerns over growing intervention, particularly in Tier 1 cities, by the government have led us to be more defensive in our China allocation. The Fund maintained significant underweights to the Australian, Canadian and South African markets due to the macro economic outlook, specifically commodity pricing, as well as instability in the currencies.

The top five contributors to the Fund’s absolute performance over the period under discussion were Ichigo, Inc., Invincible Investment, Direcional Engenharia, Kenedix, Inc. and Nexity.

•	Ichigo, Inc., is a Japanese real estate asset manager with what we believe is an attractive return profile due to its strong redevelopment pipeline, its ability to recycle capital by selling to its JREITs and the prospects for sales of its clean energy infrastructure business. The company listed its hotel REIT during the period.

•	Invincible Investment, a Japanese REIT, enjoyed strong share price appreciation during the period as it aggressively expanded its hotel exposure. The extremely favorable supply/demand dynamics for hotels in Japan supports further growth in NAV and dividends in our view.

•	Direcional Engenharia, is a Brazilian homebuilder focusing on low-income developments. Impeachment proceedings against President Dilma Rousseff lifted the overall market in Brazil but the company outperformed due to its attractive valuation as well as the fact that demand for its developments are relatively inelastic due to government policies supporting economic housing.

•	Kenedix Inc. is among the largest of the independent real estate asset managers in Japan with six affiliated REITs. Performance was underpinned by growth in its underlying asset management business, accelerated capital recycling through sales to and listing of its JREITs and entering new high growth areas such as hotels and infrastructure.

•	Nexity, an integrated real estate company in France, is a market leader in residential development with a strong backlog pipeline and steadily improving margin outlook. Current low mortgage rates and market-friendly tax incentives provide a potential tailwind for recovering demand.

The top five negative contributors to the Fund’s performance for the period ending April 30 based on contribution to absolute return were Regus PLC, Great Portland Estates, Megaworld, DB Realty and British Land.

•	Regus PLC, is the world’s largest operator of business centers offering temporary office rental space. Following a period of strong performance the stock lagged in the market sell off due to concerns that growth in the mature business was slowing.

•	Great Portland Estates, is a UK REIT which develops, owns and operates assets predominately located in the West End of London. Mounting concerns over the real estate cycle in London reaching a mature stage and caution over the upcoming Brexit vote have derated the shares. We believe its strong management team, the reversionary potential in its portfolio and asset recycling capabilities differentiate the company and position it well for continued growth.

•	Megaworld is a Philippine developer of integrated mixed-use communities and as such is the largest BPO (business process outsourcing) landlord in the country. Weakness in the period could be attributed to and the overhang from the recently decided presidential election.

•	DB Realty, a developer of residential properties in Bombay, owns one of the most valuable landbanks among the peer group. While the development pipeline has slowly been ramping up there still remains a difficult funding environment and sales speed recovery is sluggish. The operating data has been showing signs of improvement and in our view it’s only a matter of time before the company starts to crystalize the embedded value in its projects.

•	British Land is one of the largest REITs in the UK. Mounting concerns over the real estate cycle in London reaching a mature stage, the company’s exposure to the retail sector and caution over the upcoming Brexit vote have weighed on share performance.

Alpine International Real Estate Equity Fund (Continued)

Outlook

The risks that investors wrestled with throughout 2015 remain in sharp focus in 2016 as the macro economic cycle grinds through a prolonged transition period. Economic activity is lackluster and at times appears to edge closer to moribund. As confidence in a near-term inflection point for growth has deteriorated further and the level of government bonds with negative yields soars it’s to be expected that investors begin to question the effective limits of monetary policy and to underscore the need to pass the stimulus baton on to fiscal policy. Looking ahead we would expect to see more aggressive fiscal programs, especially from certain current account surplus countries including Japan, China and even possibly Germany. Although the Fed raised rates for the first time in a decade there is a frustrating lack of clarity regarding the path of policy normalization. Indeed, the U.S. 10-year yield plunged post the December hike and the expectation of four increases in 2016 now appears to have been whittled down to two. In Europe the ECB recently implemented substantial additional policy measures while in contrast the BoJ seemingly continues to wrong-foot markets calling into question its reaction function and the theoretical limits of its monetary policy. Investment activity across the UK is in a state of suspended animation in advance of the EU referendum vote on June 23 regarding Brexit. The Chinese government appears to have reined in concerns over growth, currency devaluation and capital flight for the time being but it remains to be seen how long it can stay sanguine about the levels of stimulus required to stabilize the economy and the staggering trajectory of its debt. EMs in general experienced a reflexive recovery in line with commodities and a weaker USD, but doubts linger on a stabilization of weak earnings trends. Whether we like it or not policy action from central banks and the spillover effects into yield curves, currencies and commodities – not a growth recovery – are likely to remain the source of market catalysts over the near-term.

As we look out to the second half of the year it appears that the Fed’s tentative approach to hiking rates could still reflect the overall fragility of the global outlook. In any case, we firmly believe that the true risks to a sustainable global recovery are likely entrenched prospects of weak growth and disinflation rather than fears of measured rate tightening due to a recovery in aggregate demand. While investor sentiment continues to toggle back and forth between risk on and risk off we remain cautiously optimistic that the economy will muddle along a tentative path upward. It is difficult to handicap the impact of U.S. elections on current policy but we would assume once a new administration is in place that a fiscal response could be put on the agenda should headwinds to growth swell.

Meanwhile other major economies are reinforcing their divergence from the Fed. In spite of growing discontent from Germany the ECB appears committed to employing all available monetary tools to stave off deflation and to jump start its economy.

For the time being Japan’s foray into negative rates has been deemed a failure and its patient approach to further stimulus at the April meeting has intensified criticism and perhaps undermined its credibility. It might now appear that the BoJ has decided to call a time out while its inflation goalpost keeps shifting further into the distance, but we expect it to resume its aggressive monetary policy shortly and to augment it with considerable fiscal policy. The Bank of England is on the sidelines for the time being. Risks of a Brexit are certainly worthy of serious concern but in the final analysis we believe that the arguments to remain in the EU (and the enormous complexities surrounding the mechanics of an exit) are too compelling to warrant a vote for leaving.

The spillover effects of China’s unprecedented economic transition could ripple through markets and are likely to remain one of the dominant drivers of global macroeconomic trends and equity returns. Though there may be some instances of extreme volatility, we are cautiously optimistic that China can stabilize its economy in the near term through a targeted mix of monetary and fiscal measures which should help to assuage near-term fears of a potential currency and balance of payments crises. Selective other EMs such as India, and certain ASEAN and LATAM countries, could also present interesting risk/reward opportunities in our view. As we have highlighted before, the indiscriminate pessimism toward developing markets masks very distinct potentials and we would submit that a one size fits all approach to EMs is misplaced. While we are encouraged by early evidence of EM earnings firming it remains to be seen if this is underpinned by potentially transitory items such as FX adjustments, commodity pricing and political issues or could be more fundamentally driven. We remain constructive on the medium-term outlook but until there is more clarity from the Fed, continued evidence of a recovery in China and a stabilization in earnings trends investors are likely to maintain a tactical stance toward EM in general.

Modest levels of growth, a measured pace of inflation, and a benign real interest rate environment are generally supportive for real estate returns on a historical basis. The JLL report goes on to conclude that, “there is certainly no sign of investors pulling back; rather we should anticipate growth from these levels to be more measured.” This supports Alpine’s long-held bias for continued demand for real estate assets, which could continue to drive cap rate compression and capital values globally, albeit at a slower

Alpine International Real Estate Equity Fund (Continued)

pace. During the quarter the UK market has been a notable outlier from this trend due to the EU referendum overhang but we would expect a renewed demand if the vote is to remain in the EU. As markets enter the middle innings of the real estate cycle we would expect the breadth of bids slowly to narrow over time (although the demand for certain asset types, such as hotels, seems to be gaining momentum). As we have outlined frequently in our discussions with shareholders, the next leg of the equity story would almost certainly require an inflection point whereby the demand drivers for real estate shift away from yield differentials and safe haven characteristics to the prospects for rising net absorption trends as well as heightened rental tension across occupational markets. Additionally, mergers and acquisitions (M&A) should continue to be a major investment theme as divergent valuations, cheap financing and the market’s emphasis on growth could drive consolidation. It will be interesting to see the degree to which developed market corporates, particularly in Japan and Europe, follow the U.S. road map since 2008 and employ cheap debt capital in order to facilitate increasing dividends and to buy back shares

Nonetheless downside risks remain. While there has not been a significant supply response that is typically seen as cycles mature, the risks are modestly elevating in the London and Tokyo office markets as a boost in supply is expected to come on line sometime after 2017. We are monitoring net absorption and rental trends very carefully in these markets. Sensitivity to growth scares, FX and commodity volatility, as well as sharp yield curve adjustments could intensify risk aversion and increase the chances for dislocations in credit markets. Currency adjustments could continue to be an important channel for policy transmission and a volatile component of equity returns. In particular instability of the CNY/CNH leading up to its SDR inclusion on October 1 requires vigilance. In developed markets the Japanese yen appears to have come untethered from policy and as such could amplify country level risk in Japan and lead to spillovers globally should it prompt an intervention in the currency. Geopolitical risks, specifically in the Middle East, the escalating refugee crisis in Europe and the pending vote in the UK on Brexit, could add to uncertainty in asset markets. Finally, we cannot ignore the possible implications of this being one of the more rancorous U.S. presidential elections of all time.

Differentiation – whether in markets, asset types or growth models – should remain a dominant theme in portfolio construction. Alpine’s Real Estate team carefully evaluates the risk/reward proposition of each position in the portfolio and monitors volatility carefully. The managers remain extremely selective in our approach to the markets and deploying capital.

We thank our shareholders for their interest and support.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Alpine International Real Estate Equity Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Alpine International Real Estate Equity Fund (Continued)

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Japan Risk – The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.

Liquidity Risk – Some assets held by the Fund may be difficult to sell, particularly during times of market turmoil. These illiquid assets may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-6 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 04/30/16 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Realty Income & Growth Fund — Institutional Class	3.59%	6.10%	7.70%	9.92%	5.18%	11.27%
Alpine Realty Income & Growth Fund — Class A (Without Load)	3.47%	5.85%	7.44%	N/A	N/A	12.59%
Alpine Realty Income & Growth Fund — Class A (With Load)	-2.23%	0.03%	5.42%	N/A	N/A	11.13%
MSCI US REIT Index	5.01%	7.92%	7.21%	10.08%	6.64%	11.04%
S&P 500® Index	0.43%	1.21%	11.26%	11.02%	6.91%	5.02%
Lipper Real Estate Funds Average(3)	3.22%	5.61%	6.37%	9.07%	5.83%	10.44%
Lipper Real Estate Funds Ranking(3)	N/A(4)	171/267	33/223	37/190	105/133	12/49
Gross Expense Ratio (Institutional Class): 1.36%(5)
Net Expense Ratio (Institutional Class): 1.30%(5)
Gross Expense Ratio (Class A): 1.61%(5)
Net Expense Ratio (Class A): 1.55%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 29, 1998 and Class A shares commenced on December 30, 2011. Returns for indices are since December 29, 1998.
(3)	The since inception data represents the period beginning December 31, 1998 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus supplement dated May 3, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is a total return, float-adjusted market capitalization weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index, the S&P 500® Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Realty Income & Growth Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Realty Income & Growth Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Simon Property Group, Inc.	9.30%
2.	Boston Properties, Inc.	5.54%
3.	Public Storage	5.24%
4.	Essex Property Trust, Inc.	4.52%
5.	Alexandria Real Estate Equities, Inc.	4.15%
6.	Equity Residential	4.04%
7.	Digital Realty Trust, Inc.	4.01%
8.	AvalonBay Communities, Inc.	3.93%
9.	Prologis, Inc.	3.91%
10.	Vornado Realty Trust	3.83%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Realty Income & Growth Fund (Continued)

Commentary

Dear Shareholders:

We welcome the opportunity to report the results of the Alpine Realty Income & Growth Fund for the fiscal semi-annual period ended April 30, 2016. During this period, the Fund produced a total return of 3.59% which compares to the 3.22% return of the Lipper Real Estate Funds Average, the 5.01% return of the MSCI U.S. REIT Index (the “RMS Index”), and the 0.43% return of the S&P 500® Index (the “S&P”). All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

At April 30, 2016, the Fund’s net asset value per share had increased to $22.13 from $22.00 six months prior. During this timeframe, the Fund paid two quarterly distributions of $0.1875 per share totaling $0.38 per share for the fiscal period and one long-term capital gain distribution of $0.27. Since its inception at $10.00 per share on December 29, 1998 through April 30, 2016, the Fund has delivered an annualized total return to shareholders of 11.27% including cumulative distributions of $17.63. The performance chart on page 16 presents the Fund’s returns for the current period, one-year, three-year, five-year, ten-year, and since inception periods.

REIT securities pricing was volatile during the semi-annual period ended April 30, 2016 and was particularly so since the beginning of 2016 with the RMS Index falling -10.24% from January 1st through February 11th, along with the S&P which similarly declined -10.27%. The RMS Index rebounded by 15.60% through April 30th. Investors, concerned about global growth prospects and weakness in the energy, commodity, and manufacturing sectors, initially sold equities and sought safety in fixed income securities such as U.S. Treasuries and in companies with earnings growth and/or stability perceived to be less dependent upon employment improvements. Though equities rebounded from their lows of February 11th through the end of the period, the overall market was barely able to eke out a positive return for the six-months and uncertainty about both near-term economic growth and future political changes remained prevalent.

Within the real estate category, the overall best performing sectors over the six months included the net lease REITs, a subsector perceived to be more defensive and bond-like, and the self-storage and data center REITs which continued to experience above trend, and in some cases accelerating, growth in operating fundamentals. The subsectors lagging overall REIT averages included the lodging, office, and regional retail mall companies due to fears of reduced business and consumer spending if the economy weakened further.

For the Fund, the top contributors to its absolute performance during the six month period ended April 30, 2016 included three companies within the data center subsector, a self-storage company, and a healthcare REIT. Data center REITs, including three of the Fund’s holdings –Digital Realty Trust, Coresite Realty Corporation, and DuPont Fabros Technology – continued to benefit from strong demand from network service, cloud, and information technology providers, demonstrated by very healthy leasing trends and by the returns on invested capital these entities achieved in their new facilities developments and expansion efforts. The publicly-traded self-storage owners and developers also delivered some of the REIT sector’s top increases in net operating income and resultant earnings growth despite the mediocre performance of the overall economy and one of the Fund’s top performance contributors was Public Storage, the sector’s largest self-storage company, whose national platform captured those strong operating fundamentals. Lastly, the Fund’s performance benefitted from its holding in Ventas, Inc. whose diversified portfolio of predominantly private-pay senior living, medical office, and healthcare facilities delivered consistent results, relative insulation from the uncertainties in medical reimbursement revenues, and an above average dividend yield, resulting in six-month returns that exceeded REIT averages by over 1300 basis points. Relative to the overall return of the RMS Index, some of the greatest positive attribution was produced by our overweight positions in the aforementioned data center REITs, Digital Realty, Coresite Realty, and DuPont Fabros; a hotel company; Hilton Hotel Worldwide, in which we initiated a position in January; and the Fund’s non-ownership of Northstar Realty Finance, whose stock declined significantly during the period, primarily on concerns regarding its overleveraged balance sheet.

Holdings that underperformed REIT average returns and detracted from performance included companies within the office and healthcare sectors as well as one within the Class B segment of the regional mall category. Office REITs, despite producing healthy trends in occupancy improvements and revenue gains on releasing efforts, experienced below average returns predominantly on investors’ fears of reduced business spending and hiring if the overall economy weakened further. SL Green Realty and Vornado Realty Trust, two of the Fund’s largest office REIT positions with significant holdings in the New York City market, experienced stock price declines following

Alpine Realty Income & Growth Fund (Continued)

predictions for office-using job growth that though positive would represent a deceleration from the above-average trends of previous years. HCP Inc. and Care Capital Properties, a recent spin-off from Ventas, also produced negative returns during the six months on concerns of the operating strength of their skilled nursing facility tenancy given changes in medical reimbursement programs and rates. Finally, the Fund’s holding in CBL & Associates Properties, an operator of middle-market shopping malls, underperformed as consumer spending contracted and retailer store closures increased. Relative to the overall returns of the RMS Index, the securities that created the most impactful negative contribution to performance included the aforementioned office REITs, SL Green and Vornado, as well as the Fund’s non-ownership of two companies which outperformed overall REIT averages, Realty Income Corporation and Equinix, Inc. Realty Income, the sector’s largest triple net lease company, benefitted from continued low long-term interest rates and investor flights to sectors perceived to be more defensive in an uncertain economic environment. Meanwhile, Equinix, a global data center operator, a relatively recent conversion to the REIT universe, capitalized on the strong operating trends in its respective sector highlighted earlier.

Despite recent heightened market anxiety about global growth prospects and potential contagion to the domestic economy, it is our continued belief that real estate fundamentals across many U.S. markets should remain reasonably healthy absent a significant economic slowdown. It is our expectation that 2016 Gross Domestic

Product (GDP) growth will be relatively muted given the current trajectories of world economies and uncertainties inherent in the 2016 Presidential election. Nevertheless, long-term interest rates should remain historically low and supportive of real estate asset pricing and incremental improvements in employment and wage metrics, even at a slower relative pace, should enable consumer led support for the U.S. economy and, we believe, ultimately, provide a foundation for increased business confidence and spending. Unfortunately, significant business confidence improvements may be held somewhat in abeyance until the political landscape has better definition.

The Fund’s portfolio remains structured to capture the pockets of stronger near-term economic potential through overweight investments in those areas benefitting from above average employment, demographic shifts, and innovation. We stand ready to make more defensive investments if conditions warrant it but our current focus continues seeking opportunities where demand/supply imbalances are most favorable for landlord pricing power. Additionally, we anticipate that we will continue to employ low levels of leverage both in the execution of the Fund’s strategy and to manage unexpected Fund flows but may alter this strategy if conditions warrant it. We look forward to providing an update on real estate trends and Fund performance at the end of the fiscal year in October 2016.

Sincerely,

Robert W. Gadsden

Portfolio Manager

Alpine Realty Income & Growth Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend- paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Alpine Realty Income & Growth Fund (Continued)

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be difficult to sell, particularly during times of market turmoil. These illiquid assets may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non- diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer

Please refer to pages 4-6 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 04/30/16 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Emerging Markets Real Estate Fund — Institutional Class	-0.69%	-18.23%	-8.57%	-2.88%	8.51%
Alpine Emerging Markets Real Estate Fund — Class A (Without Load)	-0.81%	-18.47%	-8.81%	N/A	3.22%
Alpine Emerging Markets Real Estate Fund — Class A (With Load)	-6.24%	-22.96%	-10.51%	N/A	1.89%
FTSE EPRA/NAREIT Emerging Index	4.39%	-15.12%	-5.76%	-1.18%	N/A
S&P Developed Ex-U.S. Property Index	4.59%	-1.64%	1.76%	6.19%	12.19%
MSCI Emerging Markets Index	-0.13%	-17.87%	-4.57%	-4.61%	7.82%
Lipper Global Real Estate Funds Average(3)	2.27%	0.17%	2.89%	6.08%	11.88%
Lipper Global Real Estate Funds Ranking(3)	N/A(4)	166/167	126/127	96/96	79/79
Gross Expense Ratio (Institutional Class): 2.97%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 3.22%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus supplement dated May 3, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P Developed Ex-US Property Index is a total return index that defines and measures the investable universe of publicly traded property companies domiciled in developed countries outside of the U.S. The companies included are engaged in real estate related activities, such as property ownership, management, development, rental and investment. Total return indexes include reinvestments of all dividends. FTSE EPRA/NAREIT Emerging Index is a total return index, designed to track the performance of listed real estate companies and REITS in emerging markets. MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Emerging Index, the S&P Developed Ex-U.S. Property Index, the MSCI Emerging Markets Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Emerging Markets Real Estate Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Emerging Markets Real Estate Fund has a contractual expense waiver that continues through March 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Emerging Markets Real Estate Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	China Overseas Land & Investment, Ltd.	8.42%
2.	China Resources Land, Ltd.	7.12%
3.	China Vanke Co., Ltd.-Class H	4.22%
4.	Fibra Uno Administracion SA de CV	3.42%
5.	Dalian Wanda Commercial Properties Co., Ltd.-Class H	3.17%
6.	Ayala Land, Inc.	3.11%
7.	Emaar Properties PJSC	2.66%
8.	SM Prime Holdings, Inc.	2.61%
9.	DLF, Ltd.-Macquarie Bank, Ltd.	2.35%
10.	Global Logistic Properties, Ltd.	2.22%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Emerging Markets Real Estate Fund (Continued)

Commentary

Dear Shareholders:

We present below the semi-annual results for the Alpine Emerging Markets Real Estate Fund. For the period ended April 30, 2016, the closing NAV was $14.16 per share, representing a total return of -0.69%. The Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index returned 4.39% adjusted in U.S. dollar terms over the same period. Over that same time frame the MSCI Emerging Market Index finished with a total return of -0.13% and the S&P Developed Ex-U.S. Property Index returned 4.59%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

Emerging market (EM) real estate equities largely shrugged off the first U.S. Federal Reserve (Fed) rate hike in December but subsequently came under extreme pressure during the initial weeks of the new year as fears over growth and the currency in China, the emergence of recession risk in the U.S. and a sharp decline in commodity prices drove a steep sell off that reverberated across asset classes. While a modest number of investors were anticipating a possible market bottom for EMs at some point in the not-too-distant future, there was little visibility on such a dramatic sell-off to begin the year. If investors were not fully aware that the world economy has become more levered to China after the currency volatility in August 2015, then it was hammered home indelibly in the opening weeks of 2016. The International Monetary Fund (IMF) heightened investor apprehension by downgrading its global growth projections for the fourth time in the past twelve months and the World Bank punctuated the concerns by describing the global economy as “insipid” and “trapped in a low-growth equilibrium.” Yet just as pessimism began to overwhelm sentiment and the latest version of a global selloff was beginning to look less and less like previous market corrections the central banks entered into the breach and stability was reinstated. It began with the governor of China’s central bank, Zhou Xiaochuan, making a rare appearance to allay fears over currency devaluation and signal government support. The recovery gained momentum into the end of Q1 2016 from a dovish Fed, which led to further depreciation of the U.S. dollar (USD), as well as another round of easing from China and the European Central Bank (ECB). It’s worth noting that the relief rally was not exclusively bolstered by central bank policies, but also by a strong recovery across commodity markets despite the lack of an OPEC production agreement and political developments in Brazil which collectively underpinned a reacceleration of net portfolio flows into EM. As a result, EM real estate returns outperformed the MSCI All Country World Index, a broad EM Index, as well as the developed market real estate indices.

Portfolio Analysis

In aggregate the relative underperformance of the Fund during the period was due to a mix of stock selection and allocation. Stock picking in China/Hong Kong along with the underweight allocation to Brazil and Malaysia were the most significant detractors from relative performance. The net cash position of the Fund presented a further drag to relative performance. The allocation to Austria as well as stock selection in Thailand and Egypt provided modest positive contributions to relative performance. At period end, the top 10 positions accounted for 39.29% of the portfolio versus 42.34% for the prior period. The composition shifted slightly with DLF Limited and Global Logistic Properties replacing Growthpoint and Evergrande.

The top five contributors to the Fund’s absolute performance over the period under discussion based on contribution to total return were BR Malls, DLF Limited, China Vanke Co. Ltd., Aldar Properties and Fibra Uno Administracion SA de CV.

•	BR Malls is the largest shopping center company in Brazil. The ongoing impeachment process of the President of Brazil has been a positive for the overall market as expectations for a new government and the potential for disciplined fiscal policy and rate cuts have drawn flows into the market. The company’s operating metrics such as leasing spreads and occupancy levels have outpaced the deterioration in the broader economy and further supported the price of the shares.

•	DLF Limited is one of the largest developers and operators of real estate in India. The development business has been slow to recover as residential sales remain sluggish but the near-term potential to unlock the value in its rental portfolio and to de-lever its balance sheet have driven returns.

•	China Vanke Co. Ltd. is one of the largest residential developers in China. The company is more concentrated on end user demand, which allows it to focus on quicker asset turns, shorter landbank duration and lower operational risk while maintaining higher return on equites (RoEs) versus peers. The shares have been volatile due to a fragmented ownership structure and potential restructuring on the horizon.

Alpine Emerging Markets Real Estate Fund (Continued)

•	Aldar Properties is an Abu Dhabi based property company that has undergone a significant transformation over the past 5 years. The strength of its investment portfolio and pick up in the development portfolio has provided management the opportunity to complete its de-leveraging program and announce a progressive dividend policy based on solid recurring cashflow. A rally in the oil price has provided a further tailwind for the stock.

•	Fibra Uno Administracion SA de CV, the largest and most liquid Fibra in Mexico holds a resilient and broadly diversified portfolio and has an aggressive development pipeline. The company’s balance sheet mixed with management’s ability to source accretive transactions has made the company a standard bearer for the Mexican fibra market.

The top five negative contributors to the Fund’s absolute performance for the period ending April 30 based on contribution to total return were Shimao Property Holdings, Ltd., China Resources Land Ltd., Global Logistic Properties, Sino Ocean Land Holdings, Ltd. and Dalian Wanda Commercial Properties Co. Ltd.

•	Shimao Property Holdings, Ltd. is a Shanghai-based developer of residential projects as well as commercial assets. Despite a cheap relative valuation its slower sales progress, margin erosion and related party debt exposure have weighed on share performance.

•	China Resources Land Ltd. is one of the leading landlords and developers in China focused on mixed use projects. Concerns over eroding margins and growing concerns over the timing and pricing of expected acquisitions from its parent company have dragged down performance.

•	Global Logistic Properties is a developer and owner of logistics facilities in China, Japan, Brazil and the US. Evidence of a softening leasing environment, a deceleration in development starts in China and exposure to a volatile Renminbi (RMB) has dampened the near-term outlook for the shares.

•	Sino Ocean Land Holdings, Ltd. is a mixed-use developer operating primarily in the north of China. The company was penalized for missing its sales target in 2015 and for its conservative sales outlook in 2016. The recent entry of Anbang as a majority investor has elicited concerns over fragmented ownership. The company intends to continue optimizing its balance sheet and to list its property management arm in the near future.

•	Dalian Wanda Commercial Properties Co. Ltd., is a mixed-use real estate developer and owner focusing on retail assets across China. The company stands as one of the largest landlords in the world based on rental revenues. The shares were suspended for trading at the end of the period due to a proposed privatization of the company by its parent Wanda Group just 15 months after its initial listing.

Outlook

The risks that investors wrestled with throughout 2015 remained in sharp focus in the first half of 2016 as the macroeconomic cycle continued to grind through a prolonged transition period. Economic activity remains lackluster and at times appears to edge closer to moribund. As confidence in a near-term inflection point for growth deteriorates further it’s to be expected that investors begin to debate the effective limits of monetary policy and to underscore the need for fiscal policy as an important counter cyclical tool. Although the Fed recently raised rates for the first time in a decade there remains a frustrating lack of clarity regarding the path of policy normalization. Indeed, the U.S. 10-year yield plunged post the December hike and the early expectation of four increases in 2016 now appears to have been whittled down to two. Once again the repricing of risks associated with Fed tightening has dictated market and USD direction. The ECB has recently implemented significant additional policy measures while in contrast the Bank of Japan (BoJ) seemingly continues to wrong-foot markets calling into question its reaction function and the theoretical limits of its monetary policy. The spillover effects of China’s unprecedented economic transition are likely to remain one of the dominant drivers of global macro economic trends and equity returns. The Chinese government appears to have reined in concerns over growth, currency devaluation and capital flight for the time being but it remains to be seen how long it can stay sanguine about the levels of stimulus required to stabilize the economy, possible depreciation pressures on the currency and the staggering trajectory of its debt. EMs experienced a reflexive recovery in line with commodities and a weaker USD, but after years of disappointment doubts regarding stabilization of weak earnings trends are entrenched. Whether we like it or not policy action from central banks and the spillover effects into yield curves, currencies and commodities – not a growth recovery – are likely to remain the source of market catalysts over the near term. As the search for signals of sustainable growth marches on, the noise in markets gets louder.

Post the rally from the January lows investors have begun to refresh their assessment of EMs in the hope of determining whether the move could be dismissed as just another technical correction from an oversold position or whether this might represent the nascent phase of a longer term fundamental recovery story. After a very

Alpine Emerging Markets Real Estate Fund (Continued)

challenging 2015, is the best that EM returns could expect for 2016 is another year of running to stand still? Initial analysis of the rebound in EM shares suggests it was driven primarily by multiple expansion and currency appreciation, which resulted in the valuation buffer narrowing absent any recovery in earnings. However we remain guardedly optimistic that there could be something more. After five consecutive years of deteriorating fundamentals, emerging corporates are seeing early signs of stabilization in negative earnings revisions. It remains to be seen the extent to which a reversal of USD strength and the firming of commodity prices are sustainable and whether this could lead to earnings upgrades and potentially establish a basis for a cyclical recovery. As we have highlighted before, the indiscriminate pessimism toward developing markets mask country level divergence and we have stressed that a one size fits all approach to EM is misplaced. We remain constructive on the medium-term outlook and are encouraged by early evidence of EM earnings firming yet the jury is still out on whether this is underpinned by potentially transitory items such as foreign exchange (FX) adjustments, commodity pricing and political issues or could be more fundamentally driven. Even so, until confidence in a recovery in China and operating trends improvements take hold in earnest investors are likely to maintain a tactical stance toward EM as they try to distinguish the signals from the noise.

Modest levels of growth and inflation within a benign real interest rate environment are supportive for EM real estate returns on an historic basis – though downside risks clearly remain. Sensitivity to growth scares, foreign exchange (FX) volatility, as well as sharp yield curve adjustments could intensify risk aversion and increase the probability of dislocations in credit markets. The direction of commodity prices and the USD could likely highlight the differences in monetary and fiscal policy flexibility between domestic and export-based EM economies. Currency adjustments could continue to be an important transmission channel for addressing imbalances and absorbing commodity price adjustments. With EM growth prospects only just beginning to show signs of stabilization, but credit spreads approaching their tightest levels in recent memory, EM equities could be at risk if the prevailing depreciation of the USD were to reverse quickly. In particular volatility of the CNY/CNH leading up to its SDR inclusion on October 1 must be carefully monitored. Geopolitical risks, specifically in the Middle East, the escalating refugee crisis in Europe, the pending vote in the UK on the so-called Brexit, could add to uncertainty in asset markets. Further into the summer months looms Greece’s EUR 2.3 billion payment due to the ECB which could become a precursor to another debt standoff and perhaps new elections. Finally, we cannot ignore the possible implications of this being one of the more unpredictable US presidential elections of all time.

In the current environment, differentiation – whether in markets, asset types or growth models – should remain a dominant theme in Alpine’s portfolio construction methodology. Accordingly, important indicators for our assessment of EM opportunities include: evidence of an inflection in earnings, supply/demand dynamics, the relative vulnerability to credit dislocations, and the success of implementation of structural reforms. In our view there has been an almost singular reliance on policies geared to stimulating the demand side and it could be argued that the effectiveness of such measures is fast approaching a theoretical limit. We envision the next leg of the recovery to be supported in part by a larger fiscal response targeting constraints on the supply side.

Over the medium-term, many EM economies could underpin the ongoing recovery in global growth. As the developing countries strive to become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could increase substantially in absolute terms as more companies come public and eventually even surpass developed markets in terms of market capitalization. Worth noting in this regard is the strong likelihood for China’s locally traded shares to gain inclusion into global indices in the near term. At the same time we expect growth differentials between EMs and developed markets to stabilize gradually, which could support a structural reallocation to EM equities. Dispersion of EM real estate equity returns across geographies and asset types could remain elevated, which is consistent with Alpine’s long-term view that the current macroeconomic climate could provide attractive opportunities for active management and stock selection. Ultimately, we could expect the drivers reinforcing the broader EM narrative in general and real estate equities specifically such as urbanization trends, demographics and the growth of the aspirational middle class to support a sustainable upward trend in demand over the long term.

Alpine’s Real Estate team carefully evaluates the risk/reward proposition of each position in the portfolio and monitors volatility carefully. The managers remain extremely selective in our approach to the markets and deploying capital. We thank our shareholders for their support and look forward to the second half of the year.

Sincerely,

Joel E.D. Wells
Sam Lieber
Portfolio Managers

Alpine Emerging Markets Real Estate Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

China Risk – China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Investments in Hong Kong listed securities may subject the Fund to exposure to Chinese companies.

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try

Alpine Emerging Markets Real Estate Fund (Continued)

to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk –The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-6 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 4/30/16 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Global Infrastructure Fund — Institutional Class	2.69%	-9.74%	3.49%	5.63%	13.74%
Alpine Global Infrastructure Fund — Class A (Without Load)	2.56%	-10.00%	3.23%	N/A	10.32%
Alpine Global Infrastructure Fund — Class A (With Load)	-3.10%	-14.94%	1.31%	N/A	8.89%
S&P Global Infrastructure Index	3.73%	-4.95%	5.12%	5.18%	9.03%
MSCI All Country World Index	-0.94%	-5.66%	5.06%	4.69%	9.75%
Lipper Global Infrastructure Funds Average(3)	2.37%	-6.29%	4.65%	5.31%	10.53%
Lipper Global Infrastructure Funds Ranking(3)	N/A(4)	67/89	38/53	24/45	4/23
Gross Expense Ratio (Institutional Class): 1.28%(5)
Net Expense Ratio (Institutional Class): 1.20%(5)
Gross Expense Ratio (Class A): 1.53%(5)
Net Expense Ratio (Class A): 1.45%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 29, 2016 as amended March 7, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Lipper Global Infrastructure Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P Global Infrastructure Index, MSCI All Country World Index and the Lipper Global Infrastructure Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Infrastructure Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Infrastructure Fund has a contractual expense waiver that continues through March 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefited significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers. There is no assurance that the Fund can replicate this performance in the future. Additionally, there is no guarantee that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Infrastructure Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Ferrovial SA	2.67%
2.	Vinci SA	2.60%
3.	The Geo Group, Inc.	2.54%
4.	Enbridge, Inc.	2.29%
5.	American Tower Corp.	2.20%
6.	East Japan Railway Co.	2.14%
7.	Abertis Infraestructuras SA	2.11%
8.	Crown Castle International Corp.	2.06%
9.	Atlantia SpA	2.05%
10.	Groupe Eurotunnel SE	2.03%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Infrastructure Fund (Continued)

Commentary

Dear Shareholders:

For the six month period ended April 30, 2016, the Alpine Global Infrastructure Fund reported a 2.69% total return versus the S&P Global Infrastructure Index which had a total return of 3.73%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Economic Analysis

Despite a bout of turbulence, global equities exhibited remarkable resiliency in the six month period ended April 30, 2016, recovering sharply from a 15.62% peak-to-trough decline. Investors in the U.S. were taken for a particularly wild ride as the first six weeks of calendar 2016 brought relentless selling of stocks over intensifying concerns of a recession. Such fears faded quickly, however, and the S&P 500® Index ended the first quarter of 2016 in positive territory as macroeconomic data improved.

The recovery was not just limited to stocks; several important commodities rebounded, with oil prices bouncing from a low of $26 per barrel in February to $46 per barrel just two months later. Iron ore, a key raw material in the production of steel, reversed a precipitous decline, bouncing from $38 per ton in December to $70 per ton in April.

Perhaps the most notable attribute of the six month period was the dramatic rotation into asset classes and investment styles that were significantly out of favor in recent years: cyclical stocks, emerging markets stocks, and value stocks. To add context, the S&P Metals & Mining Select Industry Index increased by 35.03% while the S&P Biotechnology Select Index declined by 10.29% in the period.

In another anomalous twist, the rally was not accompanied by rising interest rates; the U.S. 10 Year Treasury Yield actually fell from 2.14% to 1.83% during the period as the U.S. Federal Reserve (the “Fed”) shifted to a more dovish stance. So instead of fleeing from interest rate-sensitive safe havens, investors flocked to them as evidenced by the impressive returns of the S&P 500 Utilities Index and the S&P 500 Telecommunication Services Index, up 12.75% and 14.68%, respectively, during the period.

Partly as a result of the improvement in commodity markets, stocks of several emerging market countries performed quite well, with the Ibovespa leading the charge with a total return of 31.57% in U.S. dollars as investors cheered the prospect of a political regime change due to the impeachment of Brazil’s President Dilma Rousseff.

On the other side of the ledger, Europe struggled as the increasingly dovish bias by the Fed led to a strengthening of the Euro against the U.S. Dollar. This headwind, as well as a slight deterioration in the Markit Eurozone Manufacturing PMI from 53.2 in December 2015 to 51.2 in February 2016, led to underperformance of the MSCI Europe Index, which was down by 4.02% in U.S. Dollars in the six month period.

Portfolio Analysis

On a relative basis, the Fund outperformed in the construction sector due to its overweighting in the sector and the stocks within the sector outperforming the S&P Global Infrastructure Index. The information technology sector was the worst performing sector in the Fund. Of the six sectors that the Fund is divided up into, none of the sectors outperformed or underperformed by more than one percent.

We believe that the urbanization of emerging market countries will be an important driver of infrastructure development and spending. During the period, the Fund’s exposure to emerging markets continues to be overweight the benchmark.

The top five stocks contributing to the Fund’s absolute performance for the 6-month period ended April 30th 2016, based on contribution to total return were Rumo Logistica Operadora Mulitimodal SA, OHL Mexico, Cia de Saneamento Basico do Estado de Sao Paulo, CCR and Koninklijke Vopak NV:

•	Rumo Logistica Operadora Mulitimodal SA is a railway concession operator in Brazil. The stock outperformed after it raised $2.6 billion Reals through an equity stock offering. This allowed the company to significantly reduce its leverage and alleviate liquidity concerns.

•	OHL Mexico is a transportation infrastructure company in Mexico. The stock rallied as a result of the conclusion of regulatory investigations.

•	Cia de Saneamento Basico do Estado de Sao Paulo (SABESP) collects, treats, and distributes water in Brazil. The stock outperformed as the drought in Brazil ended. In addition, SABESP benefitted from a broad stock market rally in Brazil as the market anticipated that President Dilma Rousseff would be impeached.

Alpine Global Infrastructure Fund (Continued)

•	CCR manages highways in Brazil. The stock benefitted from falling interest rates in Brazil. In addition, CCR benefitted from a broad stock market rally in Brazil as the market anticipated that President Dilma Rousseff would be impeached.

•	Koninklijke Vopak NV is a tank terminal operator based in the Netherlands. The stock price benefitted from an increase in occupancy rates in their storage tanks. The company also has been selling non-core assets.

The bottom five stocks that detracted from the Fund’s performance over the same period, based on contribution to total return were The Williams Companies, TravelCenters of America, DISH Network, SemGroup and Ferrovial:

•	The Williams Companies is a midstream company with an extensive network of natural gas and natural gas liquids infrastructure. The company’s underlying fundamentals deteriorated due to declining olefin fiber margins and the financial distress of a key customer, Chesapeake Energy, which suffered from its exposure to declining natural gas prices. Investors also soured on the merger between Energy Transfer Equity and Williams, implying that the low price paid for Williams suggested a bearish statement regarding midstream valuations.

•	TravelCenters of America operates fuel and service infrastructure along the U.S. Interstate Highway System. The stock underperformed as investors were disappointed by lower fuel margins on a year-over-year basis. Fuel volumes also decreased as energy sector related trucking activity declined.

•	DISH Network is a direct broadcast satellite communications company in the U.S., which also owns a significant portfolio of wireless spectrum. The stock underperformed as investors became more concerned over the value of its spectrum portfolio and a quiet-period during the spectrum auction limited strategic optionality.

•	SemGroup is a U.S. midstream energy company. The stock underperformed as investor concerns over increased competition around its White Cliffs pipeline and lower producer activity negatively impacted its gathering and processing of assets.

•	Ferrovial is global infrastructure operator and construction company based in Spain. We believe the stock underperformance was related to losses at its UK service business and ‘Brexit’ concerns weighing on the value of its stake in the London Heathrow Airport.

Summary and Outlook

As we look towards the balance of 2016, we see a market environment that remains fairly uncertain. The U.S. economy continues on a path of modestly positive growth while contending with a partisan environment in Washington D.C. and an election year. While the S&P 500® has now seen four consecutive quarters of year-on-year earnings declines due largely to severe weakness in the energy sector, there is reason for optimism. U.S. manufacturing PMI data has improved, construction spending has perked up, and unemployment indicators appear favorable.

Europe, on the other hand, is going through a soft patch, as the Markit Eurozone Manufacturing PMI has slipped below 52 and corporate earnings expectations have softened amidst a strengthening Euro. The near-term outlook may be more positive, however, as policy stimulus historically takes up to 18 months to impact the economy, so policy actions such as the European Central Bank’s early 2015 quantitative easing program are just beginning to be felt. We have continued to hedge a portion of our Euro currency exposure during the period to partially help offset the Euro’s impact on the value of the Fund’s Euro-denominated holdings.

The same could be said of the Chinese fiscal stimulus which, when combined with its increasingly accommodative monetary and exchange-rate policies, could smooth its transition to a consumer-led economy. Due to the uncertainty of the Chinese Renminbi, we have hedged our exposure to the Hong Kong Dollar to protect the Fund against a devaluation of the currency.

Finally, Brazil’s stock market is showing signs of life as investors look forward to the potential for meaningful political change. There are still numerous headwinds with fiscal deficits and lingering inflation concerns but green shoots are emerging.

We believe that there is an increased focus on infrastructure spending in the United States. The Fixing America’s Surface Transportation (FAST) Act was passed in December 2015. This $305 billion five-year bill focuses on repairing the highways and is the first long-term national transportation spending package to be passed in a decade. As a result of this bill, in the first quarter of 2016, there was an increase in total public construction spending on highways and streets. According to the U.S. Department of Transportation, in February 2016, travel on streets and roads increased 5.6% to approximately 232.2 billion vehicle miles driven. This was a record for the most miles driven during the month of February.

Alpine Global Infrastructure Fund (Continued)

In May 2016, the American Society of Civil Engineers published a report called “Failure to Act - Closing the Infrastructure Gap for America’s Economic Future.” In the report, they estimate that over the next ten years the United States will have an investment funding gap of $1.1 trillion for its surface transportation. Included in the FAST Act, were several provisions that may be positive for the public private partnership (P3) market. According to a report by Moody’s, the P3 market in the United States “remains positioned to become one of the world’s largest.” For example, during 2015, the Port Authority of New York and New Jersey selected a private entity using a P3 model to rebuild, finance, maintain and operate the new Central Terminal Building at LaGuardia Airport.

We believe that, regardless of which candidate wins the U.S. presidential elections, infrastructure spending will increase. Both candidates have talked about the need for improved infrastructure to create jobs and facilitate growth.

We believe the Fund should be well positioned to take advantage of any increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living and population growth can propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications. We appreciate your trust and investment in the Fund.

Sincerely,

Joshua E. Duitz
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Alpine Global Infrastructure Fund (Continued)

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Infrastructure-Related Investment Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Alpine Global Infrastructure Fund (Continued)

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-6 for other important disclosures and definitions.

Alpine Global Realty Growth & Income Fund

Comparative Annualized Returns as of 04/30/16 (Unaudited)
Since Inception (11/3/2015)(1)(2)
Global Realty Growth & Income Fund — Institutional Class	1.49%
FTSE EPRA/NAREIT Global Index	3.46%
Lipper Global Real Estate Average(3)	2.05%
Lipper Global Real Estate Ranking(3)	N/A(4)
Gross Expense Ratio (Institutional Class): 2.48%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 2.73%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2015.
(3)	The since inception data represents the period beginning November 3, 2015.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 29, 2016 as amended March 7, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Realty Growth & Income Fund has a contractual expense waiver that continues through March 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefited significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers. There is no assurance that the Fund can replicate this performance in the future. Additionally, there is no guarantee that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Realty Growth & Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Simon Property Group, Inc.	6.35%
2.	Prologis, Inc.	2.95%
3.	Mitsui Fudosan Co., Ltd.	2.52%
4.	Boston Properties, Inc.	2.29%
5.	General Growth Properties, Inc.	1.88%
6.	China Resources Land, Ltd.	1.85%
7.	ADO Properties SA	1.84%
8.	Unibail-Rodamco SE	1.77%
9.	Equity Residential	1.74%
10.	AvalonBay Communities, Inc.	1.74%

Top 5 Countries* (Unaudited)

United States	46.2%
Japan	14.3%
China	7.6%
United Kingdom	5.5%
Australia	4.5%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Realty Growth & Income Fund (Continued)

Commentary

Dear Shareholders:

We present the inaugural Semi-Annual report for the Alpine Global Realty Growth & Income Fund (ARIGX), which began trading on November 3, 2015. For the shortened investment period ended April 30, 2016, the net asset value per share was $10.05 representing a total return of 1.49% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Global Real Estate Index of 3.46% over the same time period. The Fund paid out two dividends during the period.

Performance Drivers

Global real estate equities appeared to weather the first U.S. Federal Reserve (Fed) rate hike in December but subsequently came under extreme pressure in the initial weeks of the new year as uncertainties about China, confusion over the implementation of negative rates in Japan, recession fears in the U.S., and acute moves in foreign exchange (FX) and commodity prices weighed on investor sentiment. However the negativity once again proved to be premature and markets rallied into the end of the period. Oil and other commodities snapped back, the U.S. dollar weakened against most currencies, fears about China receded and central banks again stepped into the breach. Global real estate securities outperformed global equities over this six-month period, both declining less than global equities in the sell-off in the first half of the period and appreciating more than global equities in the market recovery in the second half of the period. In the U.S., the REIT sector outperformed the broad market handily supported by dovish Fed statements and resilient fundamentals. European real estate outperformed as the European Central Bank (ECB) confirmed expectations for more aggressive policy measures in the face of missed inflation targets and weakening growth. The UK real estate equities lagged as concerns over the pending vote on Britain’s potential exit from the European Union (Brexit) weighed on the leasing and transaction markets and dragged down investor sentiment. In Japan the stocks of real estate developers continued to see negative returns in the face of improving fundamentals, while the Japanese REITs (JREITs) by comparison experienced very strong performance due primarily to the institution of negative real rates by the Bank of Japan (BoJ) during the period. The Australian REIT (AREIT) market saw strong returns driven by attractive dividend yield spreads, monetary easing supporting a case for yield compression and an appreciating AUD. Finally, emerging market (EM) real estate returns outperformed the broad EM index as represented by the MSCI Emerging Markets Index by a wide margin lifted by China’s aggressive credit support, a weaker USD and recovery in commodity prices, as well as political headlines in Brazil.

Portfolio Analysis

The Fund’s portfolio construction during the period was based on our assessment of the macro economic conditions, stock valuations, investment opportunities and weighing of the risk/reward dynamics. The top ten holdings in aggregate represented 24.93% of the portfolio. The Fund’s largest country allocation was in the U.S., which represented a slight underweight to the benchmark on a weighted-average basis. Our view is that markets risk being too complacent regarding an interest rate tightening cycle and the REIT sector, with valuations approaching fair value, may be vulnerable to a knee jerk reaction by investors once there is more visibility on the speed of normalization. However, it should be noted that while we remain neutral on the sector, the economic growth and inflation prospects that ultimately are the rationale for the Fed’s policy shift have historically benefited real estate assets. The Fund’s next largest exposure is in Japan, which also represents the largest relative overweight position. While the economic data out of Japan has not met expectations, we continue to be encouraged by the recovery in real estate fundamentals and the potential tailwind from policy initiatives. The Fund’s third largest allocation in aggregate was to China/Hong Kong. Our bias is to the mainland developers due to supportive policy measures and attractive valuations as the sales and pricing data have rallied strongly but equity performance has lagged gains in the physical market.

Other notable geographic allocations in the Fund are generally focused in Europe, including the UK, France, Spain and Ireland. The portfolio is underweight in Australia, South Africa and Canada. The average cash position in the portfolio was elevated in the period as the newly-launched Fund made its initial investments. Finally, the Fund placed partial hedges on its JPY and the GBP exposure during the period.

Alpine Global Realty Growth & Income Fund (Continued)

Top Contributors

The top five contributors to the Fund’s absolute returns over the period were Ichigo, Inc., Ichigo Hotel REIT, ADO Properties, S.A., Invincible Investment and Japan Hotel REIT.

•	Ichigo, Inc., is a Japanese real estate asset manager with what we believe is an attractive return profile due to its strong redevelopment pipeline, its ability to recycle capital by selling to its JREITs and the prospects for sales of its clean energy infrastructure business. The company listed its hotel REIT during the period.

•	Ichigo Hotel REIT, a Japanese REIT focusing on the hotel sector, was listed during the period. Good visibility on hotel pipeline from sponsor Ichigo and very favorable financing environment in a negative interest rate environment potentially positions this company well in an undersupplied asset type.

•	ADO Properties, is a German residential company focused entirely on the Berlin market. The company has managed to drive superior rental growth through disciplined underwriting of acquisitions in central locations, ongoing repositioning initiatives and vacancy reductions.

•	Invincible Investment, a Japanese REIT, enjoyed strong share price appreciation during the period as it aggressively expanded its hotel exposure. The favorable supply/demand dynamics for hotels in Japan supports further growth in NAV and dividends in our view.

•	Japan Hotel REIT, is the third hotel REIT in Japan in the portfolio. Good visibility on hotel pipeline and very favorable financing environment in a negative interest rate environment positions this company well, in our view, given extremely favorable supply/demand dynamics for hotels.

The top five negative contributors to the Fund’s absolute returns during the period were Land Securities, Great Portland Estates, British Land, SL Green Realty and China Resources Land.

•	Land Securities, one of the largest REITs in the UK, own some of the most iconic buildings in the newly-developed London skyline. Management’s conservative approach to gearing and development, as well as a recent dividend increase, potentially lowers operational risk and positions the company well to weather concerns over the EU referendum vote in June and premature fears of the end of occupational demand and rental growth in the London office market.

•	Great Portland Estates is a UK REIT which develops, owns and operates assets predominately located in the West End of London. Mounting concerns over the real estate cycle in London reaching a mature stage and caution over the upcoming Brexit vote have derated the shares. We believe its strong management team, the reversionary potential in its portfolio and asset recycling capabilities differentiate the company and position it well for continued growth.

•	British Land is one of the largest REITs in the UK. Mounting concerns over the real estate cycle in London reaching a mature stage, the company’s exposure to the retail sector and caution over the upcoming Brexit vote have weighed on share performance.

•	SL Green Realty is the largest office REIT in New York City. Premature concerns over weakening occupancy and rent trends in New York City as well as its high relative leverage had a negative impact on the shares. The active management of its portfolio through redevelopment and its capital recycling program should support a strong cashflow profile and flexibility for dividend increases.

•	China Resources Land is one of the sixteen state-owned-enterprises (SOEs) in China permitted to operate in the property business. As such it is one of the largest real estate developers and mall owners in China. Concerns over margin deterioration, its large mall development pipeline and potential shifts in housing policy have been overstated in our view. Attractive historic valuation, strong balance sheet and the potential injection of its parent’s Shenzhen Bay project could drive a recovery in sentiment toward the shares.

Outlook

The risks that investors wrestled with throughout 2015 remain in sharp focus in 2016 as the macro economic cycle grinds through a prolonged transition period. Economic activity is lackluster and secular stagnation fears remain hot topics for debate in the investment community. As confidence in a near-term inflection point for growth is put to the test and the level of government bonds with negative yields soars it’s to be expected that investors begin to question the effective limits of monetary policy and to underscore the need to pass the stimulus baton on to fiscal policy. Looking ahead we would expect to see more aggressive fiscal programs, especially from certain current account surplus countries including Japan, China and even possibly Germany. Although the Fed raised rates for the first time in a decade there is still a

Alpine Global Realty Growth & Income Fund (Continued)

frustrating lack of clarity regarding the path of policy normalization. Indeed, the U.S. 10-year yield plunged post the December hike and the expectation of four increases in 2016 now appears to have been whittled down to two. In Europe the ECB recently implemented substantial additional policy measures while in contrast the BoJ seemingly continues to wrong-foot markets calling into question its reaction function and the theoretical limits of its monetary policy. Investment activity across the UK is in a state of suspended animation in advance of the EU referendum vote on June 23 regarding Brexit. Notwithstanding the political outcome, the question of whether the London office market is experiencing a mid-cycle lull or nearing a cycle peak could persist. The Chinese government appears to have reined in concerns over growth, currency devaluation and capital flight for the time being but it remains to be seen how long it can stay sanguine about the levels of stimulus required to stabilize the economy and the staggering trajectory of its debt. EMs in general experienced a reflexive recovery in line with commodities and a weaker USD, but doubts linger on a stabilization of weak earnings trends. Whether we like it or not policy action from central banks and the spillover effects into yield curves, currencies and commodities – not a growth recovery – are likely to remain the source of market catalysts over the near-term.

As we look out to the second half of the year it appears that the Fed’s tentative approach to hiking rates could still reflect the overall fragility of the global outlook. While investor sentiment continues to toggle back and forth between risk on and risk off we remain cautiously optimistic that the economy will muddle along a tentative path upward. It is difficult to handicap the impact of U.S. elections on current policy but we would assume once a new administration is in place that a fiscal response could be put on the agenda should headwinds to growth swell. Meanwhile other major economies are reinforcing their divergence from the Fed. In spite of growing discontent from Germany the ECB appears committed to employing all available monetary tools to stave off deflation and to jump start its economy. For the time being Japan’s foray into negative rates has been deemed a failure and its patient approach to further stimulus at the April meeting has intensified criticism and perhaps undermined its credibility. It might now appear that the BoJ has decided to call a time out while its inflation goalpost keeps shifting further into the distance, but we expect it to resume its aggressive monetary policy shortly and to augment it with considerable fiscal policy. The Bank of England is on the sidelines for the time being. Risks of a Brexit are certainly worthy of serious concern but in the final analysis we believe that the arguments to remain in the EU (and the enormous complexities surrounding the mechanics of an exit) are too compelling to warrant a vote for leaving.

The spillover effects of China’s unprecedented economic transition could ripple through markets and are likely to remain one of the dominant drivers of global macro trends and equity returns. Though there may be some instances of extreme volatility, we are cautiously optimistic that China can stabilize its economy in the near-term through a targeted mix of monetary and fiscal measures which should help to assuage fears of a potential currency and balance of payments crises. Selective other EMs could also present interesting risk/reward opportunities as the indiscriminate pessimism toward developing markets masks very distinct potentials and we would submit that a one size fits all approach to EMs is misplaced. While we are encouraged by early evidence of EM earnings firming it remains to be seen if this is underpinned by potentially transitory items such as FX adjustments, commodity pricing and political issues or could be more fundamentally driven. We remain constructive on the medium-term outlook but until there is more clarity from the Fed, continued evidence of a recovery in China and a stabilization in earnings trends investors are likely to maintain a tactical stance toward EM in general.

Modest levels of growth, a measured pace of inflation, and a benign real interest rate environment are generally supportive for real estate returns on a historical basis. In addition, technical flow support for the U.S. REIT sector could be on the horizon. As of August 31, 2016 the U.S. REITs - excluding the mortgage REITs - will no longer be included within the Financials S&P GICS (Global Industry Classification Standard) but will be allotted an 11th GICS sector of its very own. This could lead to additional focus on the sector as managers could look to rebalance allocations in line with the revised classification standard. Transaction volumes in the listed and physical property markets remain buoyant and support Alpine’s long-held bias for continued demand for real estate assets. During the quarter the UK market has been a notable outlier from this trend due to the EU referendum overhang but we would expect a renewed demand if the vote is to remain in the EU. As markets enter the middle innings of the real estate cycle we would expect the breadth of bids slowly to narrow over time (although the demand for certain asset types, such as hotels, seems to be bucking this trend). In our view the next leg of the equity story would almost certainly require an inflection point whereby the demand drivers for real estate shift away from yield differentials and safe haven characteristics to the prospects for rising net absorption trends as well as heightened rental tension across occupational markets.

Alpine Global Realty Growth & Income Fund (Continued)

Nonetheless downside risks remain. While there has not been a significant supply response that is typically seen as cycles mature, the risks are modestly elevating in the London and Tokyo office markets as a boost in supply is expected to come on line sometime after 2017. We are monitoring net absorption and rental trends very carefully in these markets. Sensitivity to growth scares, FX and commodity volatility, as well as sharp yield curve adjustments could intensify risk aversion and increase the chances for dislocations in credit markets. Currency adjustments could continue to be an important channel for policy transmission and a volatile component of equity returns. In particular instability of the CNY/CNH leading up to its SDR inclusion on October 1 requires vigilance. In developed markets the Japanese yen appears to have come untethered from policy and as such could amplify country level risk in Japan and lead to spillovers globally should it prompt an intervention in the currency. Geopolitical risks, specifically in the Middle East, the escalating refugee crisis in Europe and the pending vote in the UK on Brexit, could add to uncertainty in asset markets. Finally, we cannot ignore the possible implications of this being one of the more rancorous U.S. presidential elections of all time.

In this environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income distribution potential.

Thank you for your interest and support.

Sincerely,

Joel E.D. Wells
Bruce Ebnother
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend- paying stocks could cause the fund to underperform similar funds that invest without

Alpine Global Realty Growth & Income Fund (Continued)

consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Alpine Global Realty Growth & Income Fund (Continued)

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil.

These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non- diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Valuation Risk – The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Please refer to pages 4-6 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—92.3%
Asia—45.7%
China—6.6%
380,000	China Overseas Land & Investment, Ltd.	$1,212,469
1,448,261	China Resources Land, Ltd.	3,573,556
264,000	Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)	1,745,955
1,656,667	Greenland Hong Kong Holdings, Ltd. (b)	587,326
400,000	Longfor Properties Co., Ltd.	565,174
958,227	Shui On Land, Ltd.	252,006
		7,936,486
India—9.3%
2,099,872	DB Realty, Ltd. (b)	1,590,812
1,000,000	DLF, Ltd.	1,958,390
2,290,373	Hirco PLC (b)(c)(d)	167,329
500,000	Housing Development & Infrastructure, Ltd. (b)	646,766
185,910	Kolte-Patil Developers, Ltd.	347,968
263,500	Oberoi Realty, Ltd.	1,103,975
374,877	Prestige Estates Projects, Ltd.	952,594
198,276	Sobha, Ltd.	875,846
2,000,000	South Asian Real Estate PLC (b)(c)(d)(e)	3,535,985
		11,179,665
Japan—19.7%
4,000	Daito Trust Construction Co., Ltd.	582,519
330,691	Hulic Co., Ltd.	3,418,798
800,000	Ichigo, Inc.	3,616,541
6,538	Invincible Investment Corp.	5,050,974
872,312	Kenedix, Inc.	3,894,250
1,000	LaSalle Logiport REIT (b)	954,887
100,000	Mitsubishi Estate Co., Ltd.	1,993,421
166,725	Mitsui Fudosan Co., Ltd.	4,269,978
		23,781,368
Philippines—3.6%
1,237,077	Ayala Land, Inc.	914,204
27,000,000	Megaworld Corp.	2,170,941
2,700,070	SM Prime Holdings, Inc.	1,304,326
		4,389,471
Singapore—2.7%
2,429,000	Banyan Tree Holdings, Ltd.	894,044
1,701,420	Global Logistic Properties, Ltd.	2,422,738
		3,316,782
Thailand—1.9%
1,114,600	Central Pattana PCL	1,683,228
550,392	Minor International PCL	586,948
		2,270,176
United Arab Emirates—1.9%
695,383	DAMAC Properties Dubai Co. PJSC	488,466
1,000,000	Emaar Properties PJSC	1,851,398
		2,339,864
	Total Asia (Cost $77,329,018)	55,213,812
	Security
Shares	Description	Value

Europe—34.6%
France—5.0%
30,000	Accor SA	$1,328,888
20,526	Klepierre	965,398
70,193	Nexity SA	3,763,939
		6,058,225
Germany—2.5%
41,500	ADO Properties SA (a)(b)	1,366,188
1,247,900	Sirius Real Estate, Ltd.	700,165
43,548	TLG Immobilien AG	920,751
		2,987,104
Greece—0.0% (f)
100,000	Dolphin Capital Investors, Ltd. (b)	11,872
Ireland—6.2%
377,791	Cairn Homes PLC (b)	484,500
828,000	Dalata Hotel Group PLC (b)	4,180,181
518,484	Green REIT PLC	856,101
466,666	Hibernia REIT PLC	688,785
1,022,471	Irish Residential Properties REIT PLC	1,311,275
		7,520,842
Poland—0.4%
100,000	Atrium European Real Estate, Ltd.	423,669
3,265,000	Nanette Real Estate Group NV (b)(c)(d)	11,963
		435,632
Spain—3.9%
75,000	Hispania Activos Inmobiliarios SA (b)	1,099,248
180,000	Lar Espana Real Estate Socimi SA	1,851,272
150,000	Merlin Properties Socimi SA	1,743,339
		4,693,859
Sweden—3.1%
100,877	JM AB	2,916,853
200,000	Rezidor Hotel Group AB	846,777
		3,763,630
United Kingdom—13.5%
240,270	Great Portland Estates PLC	2,661,116
50,000	Kennedy Wilson Europe Real Estate PLC	795,597
45,000	Land Securities Group PLC	744,310
252,084	LondonMetric Property PLC	583,808
400,712	LXB Retail Properties PLC	591,356
1,600,756	Regus PLC	6,839,078
120,000	Savills PLC	1,301,009
150,000	The British Land Co. PLC	1,575,851
130,416	The UNITE Group PLC	1,205,276
		16,297,401
	Total Europe (Cost $35,515,700)	41,768,565

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—continued
North & South America—12.0%
Brazil—3.5%
220,535	Cyrela Commercial Properties SA Empreendimentos e Participacoes	$625,199
986,829	Direcional Engenharia SA	1,764,628
912,132	General Shopping Brasil SA (b)	636,510
155,394	Sao Carlos Empreendimentos e Participacoes SA	1,260,141
		4,286,478
Canada—0.3%
60,000	DREAM Unlimited Corp.-Class A (b)	365,347
Mexico—5.3%
500,000	Concentradora Fibra Hotelera Mexicana SA de CV	457,725
766,024	Corp. Inmobiliaria Vesta SAB de CV	1,246,679
1,000,979	Fibra Uno Administracion SA de CV	2,377,846
1,000,000	Grupo GICSA SA de CV (b)	790,484
1,257,643	Hoteles City Express SAB de CV (b)	1,571,629
		6,444,363
United States—2.9%
20,000	LGI Homes, Inc. (b)	560,200
50,000	NorthStar Realty Europe Corp.	596,500
150,000	TerraForm Power, Inc.-Class A	1,602,000
50,000	William Lyon Homes-Class A (b)	705,000
		3,463,700
	Total North & South America (Cost $26,633,558)	14,559,888
	Total Common Stocks (Cost $139,478,276)	111,542,265
Equity-Linked Structured Notes—3.0%
Asia—3.0%
India—3.0%
240,454	Dewan Housing Finance Corp.-Macquarie Bank, Ltd.	721,217
540,000	Phoenix Mills, Ltd.-Macquarie Bank, Ltd.	2,604,341
60,000	Prestige Estates Projects, Ltd.-Macquarie Bank, Ltd.	152,465
30,000	Sobha, Ltd.-Macquarie Bank, Ltd.	132,519
		3,610,542
	Total Asia (Cost $4,004,825)	3,610,542
	Total Equity-Linked Structured Notes (Cost $4,004,825)	3,610,542
Investment Companies—0.3%
Asia—0.3%
India—0.3%
6,976,577	Trinity Capital PLC (b)	433,238
	Total Asia (Cost $10,032,091)	433,238
	Total Investment Companies (Cost $10,032,091)	433,238
	Security
Shares	Description	Value

Warrants—0.0% (f)
Asia—0.0% (f)
Thailand—0.0% (f)
25,018	Minor International PCL Expiration: November 03, 2017 Exercise Price: THB 36.36 (b)	$3,567
	Total Asia (Cost $0)	3,567
	Total Warrants (Cost $0)	3,567

Principal
Amount
Short-Term Investments—4.6%
$5,534,000	State Street Eurodollar Time Deposit, 0.01%	5,534,000
	Total Short-Term Investments (Cost $5,534,000)	5,534,000
Total Investments (Cost $159,049,192) (g)—100.2%		121,123,612
Liabilities in Excess of Other Assets—(0.2)%		(250,251)
TOTAL NET ASSETS 100.0%		$120,873,361

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2016 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.6% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 3.1% of the Fund’s net assets.
(e)	Private placement.
(f)	Amount is less than 0.05%.
(g)	See Note 8 for the cost of investments for federal tax purposes.

AB—Aktiebolag is the Swedish equivalent of a corporation.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited

PJSC—Public Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Real Estate Investment Trusts—100.2%
Apartments—15.7%
15,000	American Campus Communities, Inc.	$671,250
25,625	AvalonBay Communities, Inc. (a)	4,530,244
21,000	Camden Property Trust	1,695,330
68,360	Equity Residential (a)	4,653,265
23,665	Essex Property Trust, Inc. (a)	5,216,949
36,900	UDR, Inc.	1,288,548
		18,055,586
Diversified—5.5%
26,114	American Assets Trust, Inc. (a)	1,035,942
37,087	Cousins Properties, Inc.	383,851
25,000	Forest City Realty Trust, Inc.-Class A	519,500
46,117	Vornado Realty Trust (a)	4,414,780
		6,354,073
Health Care—9.1%
23,928	Care Capital Properties, Inc.	638,160
76,887	HCP, Inc.	2,601,087
30,413	Omega Healthcare Investors, Inc.	1,027,047
47,344	Sabra Health Care REIT, Inc.	998,485
55,712	Ventas, Inc. (a)	3,460,830
24,803	Welltower, Inc.	1,721,824
		10,447,433
Lodging—3.7%
37,842	Chatham Lodging Trust	806,413
39,658	Chesapeake Lodging Trust	976,776
13,000	DiamondRock Hospitality Co.	115,830
16,000	Hospitality Properties Trust	409,440
94,100	Host Hotels & Resorts, Inc.	1,488,662
15,300	Pebblebrook Hotel Trust	422,892
		4,220,013
Manufactured Homes—1.7%
28,900	Equity LifeStyle Properties, Inc.	1,979,361
Mortgage & Finance—1.5%
46,144	Apollo Commercial Real Estate Finance, Inc.	735,074
50,000	Starwood Property Trust, Inc.	968,000
		1,703,074
Net Lease—0.5%
9,012	EPR Properties	593,711
Office-Industrial Buildings—34.6%
51,528	Alexandria Real Estate Equities, Inc. (a)	4,789,528
49,611	Boston Properties, Inc.	6,392,873
37,671	CoreSite Realty Corp.	2,822,688
18,169	CyrusOne, Inc.	801,798
52,600	Digital Realty Trust, Inc.	4,627,748
59,509	Douglas Emmett, Inc.	1,931,067
49,196	Duke Realty Corp.	1,075,916
40,352	DuPont Fabros Technology, Inc.	1,606,817
45,455	Empire State Realty Trust, Inc.-Class A	841,372
15,714	Hudson Pacific Properties, Inc.	459,634
38,773	Kilroy Realty Corp. (a)	2,512,878
	Security
Shares	Description	Value

Office-Industrial Buildings—continued
23,708	Liberty Property Trust	$827,409
15,000	Mack-Cali Realty Corp.	383,400
35,608	Paramount Group, Inc.	594,654
99,400	Prologis, Inc.	4,513,754
35,000	SL Green Realty Corp. (a)	3,677,800
42,537	STAG Industrial, Inc.	849,039
51,058	Terreno Realty Corp.	1,162,591
		39,870,966
Other—0.2%
9,200	The Geo Group, Inc.	294,676
REIT - Infrastructure—1.6%
17,500	American Tower Corp.	1,835,400
Retail Centers—19.6%
78,191	CBL & Associates Properties, Inc.	913,271
25,075	DDR Corp.	438,812
12,100	Federal Realty Investment Trust (a)	1,840,168
76,000	General Growth Properties, Inc.	2,130,280
50,000	Kimco Realty Corp.	1,406,000
53,295	Simon Property Group, Inc. (a)	10,721,355
19,106	Taubman Centers, Inc. (a)	1,326,912
30,928	The Macerich Co. (a)	2,353,002
23,058	Urban Edge Properties	598,124
15,130	Weingarten Realty Investors	558,600
32,897	WP Glimcher, Inc.	345,090
		22,631,614
Storage—6.5%
17,500	Extra Space Storage, Inc.	1,486,625
24,665	Public Storage (a)	6,038,239
		7,524,864
	Total Real Estate Investment Trusts (Cost $58,204,447)	115,510,771
Common Stocks—3.1%
Lodging—3.1%
78,900	Hilton Worldwide Holdings, Inc.	1,739,745
22,000	Starwood Hotels & Resorts Worldwide, Inc. (a)	1,801,360
		3,541,105
	Total Common Stocks (Cost $2,672,997)	3,541,105
Preferred Stocks—1.2%
Mortgage & Finance—0.4%
22,167	NorthStar Realty Finance Corp.-Series B, 8.250%	509,841
Retail Centers—0.8%
37,843	CBL & Associates Properties, Inc.-Series D, 7.375%	945,356
	Total Preferred Stocks (Cost $1,166,419)	1,455,197
Total Investments (Cost $62,043,863) (b)—104.5%		120,507,073
Liabilities in Excess of Other Assets—(4.5)%		(5,207,150)
TOTAL NET ASSETS 100.0%		$115,299,923

Percentages are stated as a percent of net assets.

(a) All or a portion of the security has been designated as collateral for the line of credit.

(b) See Note 8 for the cost of investments for federal tax purposes.

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—89.4%
Asia—67.2%
China—40.2%
150,000	China Jinmao Holdings Group, Ltd.	$43,316
110,000	China Overseas Land & Investment, Ltd.	350,978
100,000	China Overseas Property Holdings, Ltd. (a)	14,052
120,357	China Resources Land, Ltd.	296,979
27,000	China State Construction International Holdings, Ltd.	42,117
70,000	China Vanke Co., Ltd.-Class H	175,972
160,000	CIFI Holdings Group Co., Ltd.	37,128
20,000	Dalian Wanda Commercial Properties Co., Ltd.-Class H (b)	132,269
12,000	E-House China Holdings, Ltd.-ADR	79,320
75,000	Evergrande Real Estate Group, Ltd.	55,886
77,904	Greenland Hong Kong Holdings, Ltd. (a)	27,619
50,000	Greentown China Holdings, Ltd. (a)	37,257
28,000	Guangzhou R&F Properties Co., Ltd.-Class H	39,273
100,000	Joy City Property, Ltd.	14,568
105,000	KWG Property Holding, Ltd.	68,088
59,000	Longfor Properties Co., Ltd.	83,363
100,000	Shenzhen Investment, Ltd.	40,351
40,000	Shimao Property Holdings, Ltd.	55,486
100,000	Shui On Land, Ltd.	26,299
45,000	Sino-Ocean Land Holdings, Ltd.	20,247
55,000	Sunac China Holdings, Ltd.	35,240
		1,675,808
Hong Kong—0.2%
10,000	Keck Seng Investments	8,122
India—0.7%
42,000	Ascendas India Trust	29,825
Indonesia—5.7%
33,000	First Real Estate Investment Trust	30,673
500,000	PT Alam Sutera Realty TBK	15,014
380,159	PT Bumi Serpong Damai TBK	53,328
120,649	PT Ciputra Surya TBK	19,212
60,000	PT Lippo Cikarang TBK (a)	33,326
1,130,714	PT Pakuwon Jati TBK	45,012
358,000	PT Summarecon Agung TBK	42,483
		239,048
Philippines—8.1%
175,307	Ayala Land, Inc.	129,552
400,000	Megaworld Corp.	32,162
81,000	Robinsons Land Corp.	46,816
225,000	SM Prime Holdings, Inc.	108,691
200,000	Vista Land & Lifescapes, Inc.	20,475
		337,696
Singapore—2.2%
65,000	Global Logistic Properties, Ltd.	92,557
Thailand—5.2%
30,000	Amata Corp. PCL	10,220
170,000	AP Thailand PCL	29,201
110,000	BTS Group Holdings PCL-NVDR	28,972
42,000	Central Pattana PCL	63,427
50,000	Land & Houses PCL	12,096
10,000	Land and Houses PCL-NVDR	2,419
50,000	LPN Development PCL-NVDR	20,040
	Security
Shares	Description	Value

Thailand—continued
30,000	Minor International PCL	$31,993
25,000	Pruksa Real Estate PCL	18,430
		216,798
United Arab Emirates—4.9%
90,000	Aldar Properties PJSC	66,650
30,611	Emaar Malls Group PJSC	24,169
60,000	Emaar Properties PJSC	111,084
		201,903
Vietnam—0.0% (c)
1,600	Amata VN PCL (a)	394
	Total Asia (Cost $2,779,161)	2,802,151
Europe—4.7%
Austria—1.4%
25,000	Immofinanz AG (a)	58,942
Greece—0.5%
2,500	Grivalia Properties REIC AE	21,470
Poland—0.6%
5,500	Atrium European Real Estate, Ltd.	23,302
Russia—0.2%
4,500	LSR Group PJSC-GDR (b)	10,125
Spain—1.2%
4,000	Melia Hotels International SA	50,336
Turkey—0.8%
30,809	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	33,143
	Total Europe (Cost $182,901)	197,318
Middle East/Africa—6.1%
Egypt—2.3%
6,274	Medinet Nasr Housing (a)	14,414
65,000	Palm Hills Developments SAE	19,251
32,355	Six of October Development & Investment (a)	39,533
30,000	Talaat Moustafa Group	22,635
		95,833
South Africa—3.8%
25,000	Growthpoint Properties, Ltd.	44,169
3,000	Hyprop Investments, Ltd.	25,894
70,000	Redefine Properties, Ltd.	60,434
75,000	SA Corporate Real Estate Fund Nominees Pty, Ltd.	26,501
		156,998
	Total Middle East/Africa (Cost $245,080)	252,831
North & South America—11.4%
Argentina—1.0%
1,500	IRSA Inversiones y Representaciones SA-ADR (a)	22,245
3,100	TGLT SA-ADR (d)	19,997
		42,242
Brazil—3.1%
15,549	BR Malls Participacoes SA	76,541
18,000	Direcional Engenharia SA	32,187
10,000	Even Construtora e Incorporadora SA	10,642
2,011	Ez Tec Empreendimentos e Participacoes SA	9,765
3,538	General Shopping Brasil SA (a)	2,469
		131,604

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—continued
North & South America—continued
Chile—1.0%
20,627	Parque Arauco SA	$40,119
Mexico—6.3%
15,937	Concentradora Fibra Hotelera Mexicana SA de CV	14,589
32,244	Corp. Inmobiliaria Vesta SAB de CV	52,476
60,000	Fibra Uno Administracion SA de CV	142,531
14,000	Grupo GICSA SA de CV (a)	11,067
25,000	Hoteles City Express SAB de CV (a)	31,242
7,000	Prologis Property Mexico SA de CV	11,059
		262,964
	Total North & South America (Cost $525,038)	476,929
	Total Common Stocks (Cost $3,732,180)	3,729,229
Preferred Stocks—0.9%
Europe—0.9%
Russia—0.9%
20,000	Raven Russia, Ltd., 12.000%	39,013
	Total Europe (Cost $36,485)	39,013
	Total Preferred Stocks (Cost $36,485)	39,013
Equity-Linked Structured Notes—9.0%
Asia—9.0%
India—9.0%
10,000	DB Realty, Ltd.-Macquarie Bank, Ltd. (a)	7,576
16,978	Dewan Housing Finance Corp.-Macquarie Bank, Ltd.	50,924
50,000	DLF, Ltd.-Macquarie Bank, Ltd.	97,919
	Security
Shares	Description	Value

India—continued
52,000	Housing Development & Infrastructure, Ltd.-Macquarie Bank, Ltd. (a)	$67,264
10,000	Kolte-Patil Developers, Ltd.-Macquarie Bank, Ltd.	18,717
15,000	Oberoi Realty, Ltd.-Macquarie Bank, Ltd.	62,845
10,310	Phoenix Mills, Ltd.-Macquarie Bank, Ltd.	49,724
7,000	Prestige Estates Projects, Ltd.-Macquarie Bank, Ltd.	17,787
		372,756
	Total Asia (Cost $374,421)	372,756
	Total Equity-Linked Structured Notes (Cost $374,421)	372,756

Principal
Amount
Convertible Foreign Bonds—0.0% (c)
North & South America—0.0% (c)
Brazil—0.0% (c)
$80,000	PDG Realty SA Empreendimentos e Participacoes-Series 8, 0.000%, 9/19/16 (Brazilian Real) (e)(f)	232
	Total North & South America (Cost $28,699)	232
	Total Convertible Foreign Bonds (Cost $28,699)	232
Total Investments (Cost $4,171,785) (g)—99.3%		4,141,230
Other Assets in Excess of Liabilities—0.7%		29,593
TOTAL NET ASSETS 100.0%		$4,170,823

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.4% of the Fund’s net assets.
(c)	Amount is less than 0.05%.
(d)	Reg S—Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. As of April 30, 2016, these securities amounted to a total value of $19,997 which comprised 0.5% of the Fund’s net assets.
(e)	Represents a zero-coupon bond.
(f)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(g)	See Note 8 for the cost of investments for federal tax purposes.

ADR—American Depositary Receipt

AS—Anonim Sirketi is the Turkish term for joint stock company.

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PJSC—Public Joint Stock Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

Shares	Security Description	Value

Common Stocks—99.3%
Asia—11.9%
China—6.7%
1,738,000	Beijing Enterprises Water Group, Ltd.	$1,041,873
691,000	China Everbright International, Ltd.	779,467
427,000	China Merchants Holdings International Co., Ltd.	1,274,356
839,000	China Railway Construction Corp., Ltd.-Class H	1,074,046
1,040,771	China State Construction International Holdings, Ltd.	1,623,500
1,305,000	COSCO Pacific, Ltd.	1,389,640
1,236,700	CRRC Corp., Ltd.-Class H	1,210,091
218,000	ENN Energy Holdings, Ltd.	1,066,547
1,342,100	Zhejiang Expressway Co., Ltd.- Class H	1,375,510
		10,835,030
Indonesia—1.3%
5,000,000	PT Jasa Marga Persero TBK	2,066,272
Japan—2.1%
37,700	East Japan Railway Co.	3,480,872
Philippines—1.0%
1,162,700	International Container Terminal Services, Inc.	1,611,848
Thailand—0.8%
4,000,000	BTS Rail Mass Transit Growth Infrastructure Fund	1,362,726
	Total Asia (Cost $20,138,507)	19,356,748
Europe—35.2%
France—13.3%
25,000	Aeroports de Paris	3,146,026
22,666	Bouygues SA	755,772
90,900	Eutelsat Communications SA	2,823,308
257,800	Groupe Eurotunnel SE	3,291,413
45,500	Numericable-SFR SA	1,489,273
154,600	Suez Environnement Co.	2,850,099
123,300	Veolia Environnement SA	3,029,118
56,600	Vinci SA	4,228,195
		21,613,204
Germany—1.0%
25,200	Fraport AG Frankfurt Airport Services Worldwide	1,525,289
Italy—6.3%
119,300	Atlantia SpA	3,322,222
151,100	Buzzi Unicem SpA	2,861,703
723,200	Enel SpA	3,277,622
79,400	Societa Iniziative Autostradali e Servizi SpA	830,072
		10,291,619
Netherlands—2.7%
405,400	Koninklijke KPN NV	1,594,539
50,200	Koninklijke Vopak NV	2,727,211
		4,321,750
Portugal—1.8%
416,000	NOS SGPS SA	2,984,276
Shares	Security Description	Value

Spain—5.7%
203,070	Abertis Infraestructuras SA	$3,423,936
164,500	Cellnex Telecom SAU (a)	2,714,279
293,800	Saeta Yield SA	3,128,667
		9,266,882
United Kingdom—4.4%
75,800	Abengoa Yield PLC	1,366,674
42,800	BT Group PLC-SP ADR	1,403,840
201,700	Ferrovial SA	4,339,676
		7,110,190
	Total Europe (Cost $53,248,249)	57,113,210
North & South America—52.2%
Brazil—5.7%
489,100	CCR SA	2,300,978
294,800	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	2,252,272
6,887,092	Cosan Logistica SA (b)	1,601,999
2,150,100	Cosan Logistica SA	512,636
2,100,000	Rumo Logistica Operadora Multimodal SA (b)	2,613,360
		9,281,245
Canada—4.7%
18,200	Canadian Pacific Railway, Ltd.	2,625,350
89,700	Enbridge, Inc.	3,726,121
40,300	Progressive Waste Solutions, Ltd. .	1,298,063
		7,649,534
Mexico—4.3%
300,000	Infraestructura Energetica Nova SAB de CV	1,170,207
2,000,000	OHL Mexico SAB de CV (b)	3,286,321
204,885	Promotora y Operadora de Infraestructura SAB de CV	2,597,406
		7,053,934
Peru—0.7%
173,000	Grana y Montero SA-SP ADR	1,191,970
United States—36.8%
34,100	American Tower Corp.	3,576,408
67,000	AT&T, Inc.	2,600,940
54,100	CMS Energy Corp.	2,200,788
38,000	Comcast Corp.-Class A	2,308,880
73,000	Corrections Corp. of America	2,220,660
38,500	Crown Castle International Corp.	3,344,880
45,300	DISH Network Corp.-Class A (b)	2,232,837
11,400	Dominion Resources, Inc.	814,758
33,100	DTE Energy Co.	2,951,196
39,100	Eversource Energy	2,206,804
45,400	Exelon Corp.	1,593,086
33,100	Genesee & Wyoming, Inc.- Class A (b)	2,155,141
34,400	ITC Holdings Corp.	1,516,008
18,100	Kansas City Southern	1,714,975
84,000	MasTec, Inc. (b)	1,903,440
24,000	NextEra Energy, Inc.	2,821,920
16,500	Norfolk Southern Corp.	1,486,815
113,600	NRG Energy, Inc.	1,715,360
168,700	NRG Yield, Inc.-Class A	2,552,431
141,400	Pattern Energy Group, Inc.	2,969,400
43,500	PPL Corp.	1,637,340
23,500	SemGroup Corp.-Class A	720,510
67,300	T-Mobile U.S., Inc. (b)	2,643,544

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
April 30, 2016 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
United States—continued
129,000	The Geo Group, Inc.	$4,131,870
82,500	The Williams Cos., Inc.	1,599,675
222,800	TravelCenters of America LLC (b)	1,617,528
28,300	Union Pacific Corp.	2,468,609
		59,705,803
	Total North & South America (Cost $86,353,442)	84,882,486
	Total Common Stocks (Cost $159,740,198)	161,352,444
Equity-Linked Structured Notes—1.1%
Asia—1.1%
India—1.1%
495,400	Adani Ports and Special Economic Zone-Macquarie Bank, Ltd.	1,776,434
	Total Equity-Linked Structured Notes (Cost $1,140,374)	1,776,434
Principal Amount	Security Description	Value

Short-Term Investment—0.2%
$287,000	State Street Eurodollar Time Deposit, 0.01%	$287,000
	Total Short-Term Investment (Cost $287,000)	287,000
Total Investments (Cost $161,167,572) (c)—100.6%		163,415,878
Liabilities in Excess of Other Assets—(0.6)%		(1,011,893)
TOTAL NET ASSETS 100.0%		$162,403,985

Percentages are stated as a percent of net assets.

(a)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.7% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	See Note 8 for the cost of investments for federal tax purposes.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU—Sociedad Anonima Unipersonal

SP ADR—Sponsored American Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Realty Growth & Income Fund

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

Shares	Security Description	Value

Common Stocks—99.1%
Asia—26.1%
China—7.6%
55,000	China Jinmao Holdings Group, Ltd.	$15,883
26,000	China Overseas Land & Investment, Ltd.	82,958
38,000	China Resources Land, Ltd.	93,764
15,000	China State Construction International Holdings, Ltd.	23,399
11,000	Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)	72,748
34,000	KWG Property Holding, Ltd.	22,048
18,000	Longfor Properties Co., Ltd.	25,433
64,000	Shanghai Jin Jiang International Hotels Group Co., Ltd.-Class H	26,402
90,000	Shui On Land, Ltd.	23,669
		386,304
Hong Kong—2.5%
9,000	Cheung Kong Property Holdings, Ltd.	61,783
5,000	Sun Hung Kai Properties, Ltd.	63,202
		124,985
India—0.5%
35,000	Ascendas India Trust	24,854
Japan—14.3%
7	Global One Real Estate Investment Corp.	29,539
35	GLP J-REIT	43,224
2,500	Hulic Co., Ltd.	25,846
35	Ichigo Hotel REIT Investment Corp.	58,388
19,000	Ichigo, Inc.	85,893
100	Invincible Investment Corp.	77,256
54	Japan Hotel REIT Investment Corp.	49,737
7,500	Kenedix, Inc.	33,482
50	LaSalle Logiport REIT (b)	47,744
3,500	Mitsubishi Estate Co., Ltd.	69,770
5,000	Mitsui Fudosan Co., Ltd.	128,055
2,500	Sumitomo Realty & Development Co., Ltd.	76,245
		725,179
Singapore—1.2%
45,000	Global Logistic Properties, Ltd.	64,078
	Total Asia (Cost $1,241,393)	1,325,400

Australia—4.5%
Australia—4.5%
8,500	Goodman Group	44,530
13,000	Ingenia Communities Group	27,183
28,000	Mirvac Group	39,812
17,000	Stockland	56,486
8,000	Westfield Corp.	61,436
		229,447
	Total Australia (Cost $209,679)	229,447

Europe—19.8%
France—4.3%
1,600	Klepierre	75,253
1,000	Nexity SA	53,623
335	Unibail-Rodamco SE	89,760
		218,636
Shares	Security Description	Value

Germany—3.4%
2,830	ADO Properties SA (a)(b)	$93,164
7,500	Dream Global Real Estate Investment Trust	52,602
1,250	TLG Immobilien AG	26,429
		172,195
Ireland—1.7%
12,000	Dalata Hotel Group PLC (b)	60,582
16,000	Hibernia REIT PLC	23,616
		84,198
Norway—0.9%
5,000	Entra ASA (a)	47,194
Poland—0.6%
7,000	Atrium European Real Estate, Ltd.	29,657
Spain—2.7%
1,700	Hispania Activos Inmobiliarios SA (b)	24,916
5,100	Lar Espana Real Estate Socimi SA	52,453
5,000	Merlin Properties Socimi SA	58,111
		135,480
Sweden—0.7%
3,500	Hemfosa Fastigheter AB	36,502
United Kingdom—5.5%
800	Derwent London PLC	38,387
4,500	Great Portland Estates PLC	49,840
3,250	Land Securities Group PLC	53,756
10,000	LondonMetric Property PLC	23,159
2,500	Savills PLC	27,104
4,000	The British Land Co. PLC	42,023
2,000	The UNITE Group PLC	18,484
2,000	Workspace Group PLC	24,401
		277,154
	Total Europe (Cost $1,000,022)	1,001,016

North & South America—48.7%
Mexico—2.4%
28,000	Corp. Inmobiliaria Vesta SAB de CV	45,569
22,400	Fibra Uno Administracion SA de CV	53,212
18,000	Hoteles City Express SAB de CV (b)	22,494
		121,275
United States—46.3%
500	AvalonBay Communities, Inc.	88,395
900	Boston Properties, Inc.	115,974
700	Camden Property Trust	56,511
3,500	Colony Capital, Inc.-Class A	61,880
490	CoreSite Realty Corp.	36,716
1,000	DuPont Fabros Technology, Inc.	39,820
150	Equinix, Inc.	49,553
1,300	Equity Residential	88,491
400	Essex Property Trust, Inc.	88,180
1,800	Forest City Realty Trust, Inc.-Class A	37,404
1,650	Gaming and Leisure Properties, Inc.	54,103
3,400	General Growth Properties, Inc.	95,302
3,800	Host Hotels & Resorts, Inc.	60,116
1,700	Hudson Pacific Properties, Inc.	49,725
1,000	Kilroy Realty Corp.	64,810

The accompanying notes are an integral part of these financial statements.

Alpine Global Realty Growth & Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2016 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
United States—continued
1,300	Kimco Realty Corp.	$36,556
1,700	Kite Realty Group Trust	46,291
1,500	LaSalle Hotel Properties	35,850
700	Lennar Corp.-Class A	31,717
1,100	LGI Homes, Inc. (b)	30,811
1,200	MGM Resorts International (b)	25,560
3,800	New York REIT, Inc.	37,354
4,250	NorthStar Realty Europe Corp.	50,702
1,400	NorthStar Realty Finance Corp.	17,906
1,700	Pebblebrook Hotel Trust	46,988
3,300	Prologis, Inc.	149,853
310	Public Storage	75,891
1,000	QTS Realty Trust, Inc.-Class A	48,420
1,600	Simon Property Group, Inc.	321,872
800	SL Green Realty Corp.	84,064
3,500	Starwood Property Trust, Inc.	67,760
500	The Howard Hughes Corp. (b)	52,585
1,100	The Macerich Co.	83,688
2,200	TRI Pointe Group, Inc. (b)	25,520
1,500	Urban Edge Properties	38,910
525	Vornado Realty Trust	50,258
		2,345,536
	Total North & South America (Cost $2,506,591)	2,466,811
	Total Common Stocks (Cost $4,957,685)	5,022,674
Shares	Security Description	Value

Rights—0.0% (c)
Europe—0.0% (c)
Sweden—0.0% (c)
3,500	Hemfosa Fastigheter AB Expiration: May 10, 2016 Exercise Price: SEK 69.00	$1,264
	Total Europe (Cost $0)	1,264
	Total Rights (Cost $0)	1,264
Total Investments (Cost $4,957,685) (d)—99.1%		5,023,938
Other Assets in Excess of Liabilities—0.9%		47,955
TOTAL NET ASSETS 100.0%		$5,071,893

Percentages are stated as a percent of net assets.

(a)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 4.2% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	Amount is less than 0.05%.
(d)	See Note 8 for the cost of investments for federal tax purposes.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SEK—Swedish Krona

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2016 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Emerging Markets Real Estate Fund
ASSETS:
Investments, at value(1)	$121,123,612	$120,507,073	$4,141,230
Foreign currencies, at value(2)	4,966	—	29,279
Cash	901	—	6,361
Receivable from investment securities sold	8,121	—	7,684
Dividends and interest receivable	410,885	57,071	11,413
Receivable from capital shares issued	2,157	53,721	—
Unrealized appreciation on forward currency contracts	330,264	—	—
Due from Adviser	4,905	6,938	5,915
Prepaid expenses and other assets	8,148	5,186	2,215
Total assets	121,893,959	120,629,989	4,204,097

LIABILITIES:
Payable for investment securities purchased	41	—	853
Unrealized depreciation on forward currency contracts	553,930	—	—
Payable for capital shares redeemed	3,979	24,832	—
Payable for line of credit (Note 2)	—	4,976,441	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	98,090	95,646	3,404
Distribution fees (Note 5)	1,438	15,182	1,772
Trustee fees	3,981	2,830	164
Other	359,139	215,135	27,081
Total liabilities	1,020,598	5,330,066	33,274
Net Assets	$120,873,361	$115,299,923	$4,170,823

NET ASSETS REPRESENTED BY:
Paid-in-capital	$1,267,906,669	$59,946,933	$5,619,590
Undistributed (accumulated) net investment income (loss)	(2,606,394)	492,413	7,530
Accumulated net realized loss from investments and foreign currency transactions	(1,106,282,045)	(3,602,532)	(1,425,761)
Net unrealized appreciation/(depreciation) on:
Investments	(37,925,580)	58,463,210	(30,555)
Foreign currency translations	(219,289)	(101)	19
Net Assets	$120,873,361	$115,299,923	$4,170,823

Net asset value
Institutional Class
Net assets	$120,741,611	$112,404,208	$3,791,395
Shares outstanding	5,898,018	5,078,943	267,784
Net asset value, offering price and redemption price per share*	$20.47	$22.13	$14.16
Class A
Net assets	$131,750	$2,895,715	$79,428
Shares outstanding	6,470	131,018	26,815
Net asset value per share	$20.36	$22.10	$14.15
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$21.55	$23.39	$14.97
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$159,049,192	$62,043,863	$4,171,785
(2) Total cost of foreign currencies	$4,954	$—	$29,279

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2016 (Unaudited)

	Global Infrastructure Fund	Global Realty Growth & Income Fund

ASSETS:
Investments, at value(1)	$163,415,878	$5,023,938
Foreign currencies, at value(2)	65,692	587
Cash	647	14,771
Receivable from investment securities sold	335,024	81,046
Dividends and interest receivable	320,805	7,914
Receivable from capital shares issued	66,025	—
Due from Adviser	19,202	3,421
Prepaid expenses and other assets	8,022	1,328
Total assets	164,231,295	5,133,005

LIABILITIES:
Payable for investment securities purchased	401,895	12,963
Unrealized depreciation on forward currency contracts	1,020,994	24,338
Payable for capital shares redeemed	14,390	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	129,789	4,142
Distribution fees (Note 5)	18,189	—
Trustee fees	8,836	114
Other	233,217	19,555
Total liabilities	1,827,310	61,112
Net Assets	$162,403,985	$5,071,893

NET ASSETS REPRESENTED BY:
Paid-in-capital	$177,288,701	$5,049,019
Undistributed net investment income	2,268,586	6,866
Accumulated net realized loss from investments and foreign currency transactions	(18,378,099)	(26,157)
Net unrealized appreciation/(depreciation) on:
Investments	2,248,306	66,253
Foreign currency translations	(1,023,509)	(24,088)
Net Assets	$162,403,985	$5,071,893

Net asset value
Institutional Class
Net assets	$143,553,678	$5,071,893
Shares outstanding	8,097,895	504,915
Net asset value, offering price and redemption price per share*	$17.73	$10.05
Class A
Net assets	$18,850,307	$—
Shares outstanding	1,065,030	—
Net asset value per share	$17.70	$—
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$18.73	$—
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$161,167,572	$4,957,685
(2) Total cost of foreign currencies	$65,519	$580

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations

For the six months ended April 30, 2016 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Emerging Markets Real Estate Fund

INVESTMENT INCOME:
Dividend income	$1,065,680	$3,243,282	$39,193
Less: Foreign taxes withheld	(77,286)	(1,405)	(2,775)
Interest income	161	—	3
Total investment income	988,555	3,241,877	36,421

EXPENSES:
Investment advisory fee (Note 6)	585,949	557,404	20,826
Transfer agent fees	119,217	88,162	4,455
Accounting and custody fees	40,167	8,508	8,992
Audit and tax fees	18,207	17,597	13,396
Printing and mailing fees	29,833	16,614	766
Registration and filing fees	15,456	12,642	14,142
Interest (Note 2)	47	46,923	93
Administration fee (Note 6)	13,734	13,141	490
Legal fees	25,705	6,481	768
Trustee fees	9,548	8,298	349
Distribution fees - Class A (Note 5)	155	3,534	463
Other fees	48,769	19,061	418
Total expenses	906,787	798,365	65,158
Less: Fee waivers and/or expense reimbursements (Note 6)	(4,904)	(6,938)	(36,487)
Net expenses	901,883	791,427	28,671
Net investment income	86,672	2,450,450	7,750

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	(2,529,497)	952,406	(294,655)
Foreign currency transactions	589,709	(441)	(4,375)
Net realized gain/(loss) from investments and foreign currency	(1,939,788)	951,965	(299,030)
Change in net unrealized appreciation/(depreciation) on:
Investments	2,151,828	583,951	234,773
Foreign currency translations	(358,983)	285	387
Change in net unrealized appreciation on investments and foreign currency	1,792,845	584,236	235,160
Net gain/(loss) on investments and foreign currency	(146,943)	1,536,201	(63,870)
Increase (decrease) in net assets from operations	$(60,271)	$3,986,651	$(56,120)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2016 (Unaudited)

	Global Infrastructure Fund	Global Realty Growth & Income Fund

INVESTMENT INCOME:
Dividend income	$7,224,779	$91,508
Less: Foreign taxes withheld	(132,377)	(3,570)
Interest income	—	24
Total investment income	7,092,402	87,962

EXPENSES:
Investment advisory fee (Note 6)	858,784	23,761
Transfer agent fees	89,079	4,452
Accounting and custody fees	34,327	224
Audit and tax fees	20,803	13,336
Printing and mailing fees	20,855	1,435
Registration and filing fees	15,483	10,744
Interest (Note 2)	9,452	—
Administration fee (Note 6)	20,353	535
Legal fees	9,089	181
Trustee fees	17,407	342
Distribution fees - Class A (Note 5)	23,411	—
Other fees	30,337	1,618
Total expenses	1,149,380	56,628
Less: Fee waivers and/or expense reimbursements (Note 6)	(85,976)	(24,551)
Net expenses	1,063,404	32,077
Net investment income	6,028,998	55,885

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	(10,680,761)	(26,324)
Foreign currency transactions	453,664	167
Net realized loss from investments and foreign currency	(10,227,097)	(26,157)
Change in net unrealized appreciation/(depreciation) on:
Investments	4,931,935	66,253
Foreign currency translations	(1,317,373)	(24,088)
Change in net unrealized appreciation on investments and foreign currency	3,614,562	42,165
Net gain/(loss) on investments and foreign currency	(6,612,535)	16,008
Increase (decrease) in net assets from operations	$(583,537)	$71,893

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$86,672	$9,263,648
Net realized gain (loss) from:
Investments	(2,529,497)	(15,315,166)
Foreign currency transactions	589,709	791,686
Change in net unrealized appreciation/(depreciation) on:
Investments	2,151,828	(6,431,766)
Foreign currency translations	(358,983)	(1,075,712)
Decrease in net assets from operations	(60,271)	(12,767,310)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(8,424,396)	—
Distributions to Class A Shareholders:
From net investment income	(8,565)	—
Decrease in net assets from distributions to shareholders	(8,432,961)	—

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	325,644	1,203,520
Dividends reinvested	8,153,557	—
Redemption fees (Note 2)	66	406
Cost of shares redeemed	(8,292,473)	(28,628,334)
Increase (decrease) in net assets from capital share transactions	186,794	(27,424,408)
Net decrease in net assets	(8,306,438)	(40,191,718)

NET ASSETS:
Beginning of period	129,179,799	169,371,517
End of period*	$120,873,361	$129,179,799
* Including undistributed (accumulated) net investment income (loss) of:	$(2,606,394)	$5,739,895

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$2,450,450	$2,335,613
Net realized gain (loss) from:
Investments	952,406	2,753,414
Foreign currency transactions	(441)	(4,833)
Change in net unrealized appreciation on:
Investments	583,951	2,939,428
Foreign currency translations	285	688
Increase in net assets from operations	3,986,651	8,024,310

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(1,911,577)	(2,476,035)
From net realized gain on investments	(1,380,348)	(1,393,428)
Distributions to Class A Shareholders:
From net investment income	(46,460)	(61,047)
From net realized gain on investments	(35,551)	(34,355)
Decrease in net assets from distributions to shareholders	(3,373,936)	(3,964,865)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	1,924,628	8,702,292
Dividends reinvested	3,001,324	3,504,090
Redemption fees (Note 2)	337	1,823
Cost of shares redeemed	(6,051,564)	(15,880,024)
Decrease in net assets from capital share transactions	(1,125,275)	(3,671,819)
Net increase (decrease) in net assets	(512,560)	387,626

NET ASSETS:
Beginning of period	115,812,483	115,424,857
End of period*	$115,299,923	$115,812,483
* Including undistributed net investment income of:	$492,413	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$7,750	$137,209
Net realized gain (loss) from:
Investments	(294,655)	(199,695)
Foreign currency transactions	(4,375)	5,827
Change in net unrealized appreciation/(depreciation) on:
Investments	234,773	(649,578)
Foreign currency translations	387	(5,635)
Decrease in net assets from operations	(56,120)	(711,872)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(79,946)	(190,847)
Distributions to Class A Shareholders:
From net investment income	(6,525)	(25,990)
Decrease in net assets from distributions to shareholders	(86,471)	(216,837)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	66,437	486,774
Dividends reinvested	76,804	189,793
Redemption fees (Note 2)	—	42
Cost of shares redeemed	(496,476)	(1,198,244)
Decrease in net assets from capital share transactions	(353,235)	(521,635)
Net decrease in net assets	(495,826)	(1,450,344)

NET ASSETS:
Beginning of period	4,666,649	6,116,993
End of period*	$4,170,823	$4,666,649
* Including undistributed net investment income of:	$7,530	$86,251

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$6,028,998	$7,773,895
Net realized gain (loss) from:
Investments	(10,680,761)	(6,924,183)
Foreign currency transactions	453,664	3,417,088
Change in net unrealized appreciation/(depreciation) on:
Investments	4,931,935	(22,913,458)
Foreign currency translations	(1,317,373)	(1,137,512)
Decrease in net assets from operations	(583,537)	(19,784,170)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(3,352,889)	(6,786,261)
From net realized gain on investments	—	(1,788,105)
From tax return of capital	—	(416,438)
Distributions to Class A Shareholders:
From net investment income	(401,698)	(910,486)
From net realized gain on investments	—	(239,611)
From tax return of capital	—	(51,090)
Decrease in net assets from distributions to shareholders	(3,754,587)	(10,191,991)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	6,057,328	95,574,887
Proceeds from shares issued in connection with the tax-free transfer of assets from Alpine Cyclical Advantage Property Fund (Note 9)	—	53,861,934
Dividends reinvested	2,398,296	6,479,854
Redemption fees (Note 2)	5,915	29,502
Cost of shares redeemed	(70,575,264)	(110,218,226)
Increase (decrease) in net assets from capital share transactions	(62,113,725)	45,727,951
Net increase (decrease) in net assets	(66,451,849)	15,751,790

NET ASSETS:
Beginning of period	228,855,834	213,104,044
End of period*	$162,403,985	$228,855,834
* Including undistributed (accumulated) net investment income (loss) of:	$2,268,586	$(5,825)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Global Realty Growth & Income Fund
Period Ended April 30, 2016 (a)
(Unaudited)
OPERATIONS:
Net investment income	$55,885
Net realized gain (loss) from:
Investments	(26,324)
Foreign currency transactions	167
Change in net unrealized appreciation/(depreciation) on:
Investments	66,253
Foreign currency translations	(24,088)
Increase in net assets from operations	71,893

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(49,019)
Decrease in net assets from distributions to shareholders	(49,019)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	5,000,000
Dividends reinvested	49,019
Increase in net assets from capital share transactions	5,049,019
Net increase in net assets	5,071,893

NET ASSETS:
End of period*	$5,071,893
* Including undistributed net investment income of:	$6,866

(a)	Commenced operations on November 2, 2015.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each period)

	International Real Estate Equity Fund
	Six Months Ended April 30,		Years Ended October 31,
	2016		2015	2014†	2013†	2012†	2011†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$21.92		$23.84	$23.87	$22.23	$20.53	$25.75
Income from investment operations:
Net investment income (loss)	0.05		1.48	(0.09)	(0.35)	0.01	0.30
Net realized and unrealized gain (loss)	(0.03)		(3.40)	0.11	2.09	2.23	(4.84)
Total from investment operations	0.02		(1.92)	0.02	1.74	2.24	(4.54)
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(1.47)		—	(0.05)	(0.10)	(0.54)	(0.68)
Total distributions	(1.47)		—	(0.05)	(0.10)	(0.54)	(0.68)
Net asset value per share, end of period	$20.47		$21.92	$23.84	$23.87	$22.23	$20.53
Total return	0.24	%(b)	(8.05)%	0.08%	7.83%	11.57%	(18.17)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$120,742		$129,048	$169,226	$206,580	$299,965	$355,433
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.55	%(d)	1.43%	1.60%	1.48%	1.47%	1.37%
After waivers and/or expense reimbursements (e)	1.54	%(d)	1.43%	1.60%	1.48%	1.47%	1.37%
Ratio of net investment income (loss) to average net assets	0.15	%(d)	6.46%	0.23%	(0.32)%	0.51%	1.89%
Portfolio turnover (f)	10	%(b)	28%	23%	19%	12%	20%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	The amount is less than $0.005 per share.

(b)	Not annualized.

(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55% for the six months ended April 30, 2016, and 1.41%, 1.57%, 1.44%, 1.39% and 1.26% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(d)	Annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.54% for the six months ended April 30, 2016, and 1.43%, 1.60%, 1.48%, 1.47%, and 1.37% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	International Real Estate Equity Fund
	Six Months Ended April 30,		Years Ended October 31,				Period Ended October 31,
	2016		2015	2014†		2013†	2012† (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$21.79		$23.75	$23.81		$22.19	$17.92
Income from investment operations:
Net investment income (loss)	(0.03)		1.34	(0.00	)(b)	(0.12)	0.08
Net realized and unrealized gain (loss)	0.02		(3.30)	(0.06)		1.79	4.19
Total from investment operations	(0.01)		(1.96)	(0.06)		1.67	4.27
Redemption fees	—		—	0.00	(b)	0.00 (b)	—
Less distributions:
From net investment income	(1.42)		—	—		(0.05)	—
Total distributions	(1.42)		—	—		(0.05)	—
Net asset value per share, end of period	$20.36		$21.79	$23.75		$23.81	$22.19
Total return (c)	0.07	%(d)	(8.25)%	(0.25)%		7.53%	23.83	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$132		$132	$146		$146	$128
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.80	%(f)	1.68%	1.85%		1.73%	1.72	%(f)
After waivers and/or expense reimbursements (g)	1.79	%(f)	1.68%	1.85%		1.73%	1.72	%(f)
Ratio of net investment income (loss) to average net assets	(0.08	)%(f)	6.00%	—%		(0.46)%	0.48	%(f)
Portfolio turnover (h)	10	%(d)	28%	23%		19%	12%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Total returns would be reduced if a sales or redemption charge was taken into account.

(d)	Not annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.80% for the six months ended April 30, 2016, 1.68%, 1.85% and 1.73% for the years ended October 31, 2015, 2014 and 2013, respectively, and 1.72% for the period ended October 31, 2012.

(f)	Annualized.

(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.79% for the six months ended April 30, 2016, 1.68%, 1.85% and 1.73% for the years ended October 31, 2015, 2014 and 2013, respectively, and 1.72% for the period ended October 31, 2012.

(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Realty Income & Growth Fund
	Six Months Ended April 30,		Years Ended October 31,
	2016		2015	2014†	2013†	2012†	2011†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$22.00		$21.29	$18.17	$17.37	$15.56	$14.79
Income from investment operations:
Net investment income	0.47		0.44	0.52	0.54	0.46	0.48
Net realized and unrealized gain	0.31		1.02	3.35	1.01	2.07	1.01
Total from investment operations	0.78		1.46	3.87	1.55	2.53	1.49
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.38)		(0.48)	(0.50)	(0.65)	(0.72)	(0.72)
From net realized gains	(0.27)		(0.27)	(0.25)	(0.10)	—	—
Total distributions	(0.65)		(0.75)	(0.75)	(0.75)	(0.72)	(0.72)
Net asset value per share, end of period	$22.13		$22.00	$21.29	$18.17	$17.37	$15.56
Total return	3.59	%(b)	6.98%	21.90%	9.02%	16.44%	10.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$112,404		$112,927	$112,984	$98,798	$106,304	$101,322
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.43	%(d)	1.35%	1.47%	1.50%	1.41%	1.32%
After waivers and/or expense reimbursements (e)	1.41	%(d)	1.35%	1.42%	1.43%	1.41%	1.32%
Ratio of net investment income to average net assets	4.40	%(d)	2.00%	2.71%	2.99%	2.73%	3.09%
Portfolio turnover (f)	8	%(b)	32%	32%	33%	28%	59%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	The amount is less than $0.005 per share.

(b)	Not annualized.

(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.34% for the six months ended April 30, 2016, and 1.31%, 1.40%, 1.42%, 1.33% and 1.23% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(d)	Annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.33% for the six months ended April 30, 2016, and 1.31%, 1.35%, 1.35%, 1.33%, and 1.23% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Realty Income & Growth Fund
	Six Months Ended April 30,		Years Ended October 31,			Period Ended October 31,
	2016		2015	2014†	2013†	2012† (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$21.97		$21.26	$18.16	$17.35	$15.60
Income from investment operations:
Net investment income	0.44		0.33	0.46	0.59	0.32
Net realized and unrealized gain	0.31		1.08	3.34	0.93	1.95
Total from investment operations	0.75		1.41	3.80	1.52	2.27
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.35)		(0.43)	(0.45)	(0.61)	(0.52)
From net realized gains	(0.27)		(0.27)	(0.25)	(0.10)	—
Total distributions	(0.62)		(0.70)	(0.70)	(0.71)	(0.52)
Net asset value per share, end of period	$22.10		$21.97	$21.26	$18.16	$17.35
Total return (c)	3.47	%(d)	6.72%	21.51%	8.85%	14.53	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$2,896		$2,886	$2,441	$1,168	$115
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.68	%(f)	1.60%	1.72%	1.75%	1.66	%(f)
After waivers and/or expense reimbursements (g)	1.66	%(f)	1.60%	1.67%	1.67%	1.66	%(f)
Ratio of net investment income to average net assets	4.16	%(f)	1.72%	2.42%	3.00%	2.18	%(f)
Portfolio turnover (h)	8	%(d)	32%	32%	33%	28%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Total returns would be reduced if a sales or redemption charge was taken into account.

(d)	Not annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.59% for the six months ended April 30, 2016, 1.56%, 1.65% and 1.67% for the years ended October 31, 2015, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.

(f)	Annualized.

(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.58% for the six months ended April 30, 2016, 1.56%, 1.60% and 1.59% for the years ended October 31, 2015, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.

(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund
	Six Months Ended April 30,		Years Ended October 31,
	2016		2015	2014†	2013†	2012†	2011†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$14.54		$17.30	$17.37	$17.16	$14.68	$19.20
Income from investment operations:
Net investment income	0.03		0.43	0.50	0.25	0.12	0.40
Net realized and unrealized gain (loss)	(0.13)		(2.55)	(0.18)	0.13	2.36	(3.47)
Total from investment operations	(0.10)		(2.12)	0.32	0.38	2.48	(3.07)
Redemption fees	—		0.00 (a)	0.03	0.04	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.28)		(0.64)	(0.27)	(0.21)	—	(0.08)
From net realized gains	—		—	(0.15)	—	—	(1.37)
Total distributions	(0.28)		(0.64)	(0.42)	(0.21)	—	(1.45)
Net asset value per share, end of period	$14.16		$14.54	$17.30	$17.37	$17.16	$14.68
Total return	(0.69	)%(b)	(12.59)%	2.29%	2.36%	16.89%	(17.52)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,791		$4,264	$5,332	$9,051	$4,288	$4,289
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	3.11	%(d)	2.97%	2.38%	2.35%	2.95%	2.42%
After waivers and/or expense reimbursements (e)	1.35	%(d)	1.35%	1.36%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	0.39	%(d)	2.54%	2.39%	1.22%	0.97%	0.54%
Portfolio turnover (f)	30	%(b)	78%	117%	120%	102%	58%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	The amount is less than $0.005.

(b)	Not annualized.

(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 3.10% for the six months ended April 30, 2016, and 2.97%, 2.37%, 2.35%, 2.95% and 2.42% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(d)	Annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2016, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund
	Six Months Ended April 30,		Years Ended October 31,			Period Ended October 31,
	2016		2015	2014†	2013†	2012† (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$14.50		$17.25	$17.32	$17.13	$13.45
Income from investment operations:
Net investment income	0.01		0.46	0.39	0.05	0.13
Net realized and unrealized gain (loss)	(0.13)		(2.61)	(0.11)	0.29	3.55
Total from investment operations	(0.12)		(2.15)	0.28	0.34	3.68
Redemption fees	—		0.00 (b)	0.02	0.03	0.00	(b)
Less distributions:
From net investment income	(0.23)		(0.60)	(0.22)	(0.18)	—
From net realized gains	—		—	(0.15)	—	—
Total distributions	(0.23)		(0.60)	(0.37)	(0.18)	—
Net asset value per share, end of period	$14.15		$14.50	$17.25	$17.32	$17.13
Total return (c)	(0.81	)%(d)	(12.80)%	2.01%	2.10%	27.36	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$379		$403	$785	$708	$140
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	3.36	%(f)	3.22%	2.63%	2.60%	3.01	%(f)
After waivers and/or expense reimbursements (g)	1.60	%(f)	1.60%	1.61%	1.60%	1.61	%(f)
Ratio of net investment income to average net assets	0.16	%(f)	2.42%	2.49%	0.93%	1.05	%(f)
Portfolio turnover (h)	30	%(d)	78%	117%	120%	102%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Total returns would be reduced if a sales or redemption charge was taken into account.

(d)	Not annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 3.35% for the six months ended April 30, 2016, 3.22%, 2.63% and 2.60% for the years ended October 31, 2015, 2014 and 2013, respectively, and 3.01% for the period ended October 31, 2012.

(f)	Annualized.

(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2016, 1.60%, 1.60% and 1.60% for the years ended October 31, 2015, 2014 and 2013, respectively, and 1.61% for the period ended October 31, 2012.

(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Global Infrastructure Fund
	Six Months Ended April 30,		Years Ended October 31,
	2016		2015	2014†	2013†	2012†	2011†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$17.66		$20.14	$19.24	$15.93	$14.32	$15.98
Income from investment operations:
Net investment income	0.63		0.71	0.60	0.71	0.65	0.61
Net realized and unrealized gain (loss)	(0.18)		(2.25)	1.36	3.25	1.60	(0.72)
Total from investment operations	0.45		(1.54)	1.96	3.96	2.25	(0.11)
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.01	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.38)		(0.71)	(0.71)	(0.66)	(0.64)	(0.99)
From net realized gains	—		(0.19)	(0.35)	—	—	(0.55)
Tax return of capital	—		(0.04)	—	—	—	(0.01)
Total distributions	(0.38)		(0.94)	(1.06)	(0.66)	(0.64)	(1.55)
Net asset value per share, end of period	$17.73		$17.66	$20.14	$19.24	$15.93	$14.32
Total return	2.69	%(b)	(7.90)%	10.52%	25.35%	16.09%	(1.03)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$143,554		$207,034	$185,904	$125,277	$46,998	$29,028
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.31	%(d)	1.28%	1.21%	1.24%	1.33%	1.59%
After waivers and/or expense reimbursements (e)	1.21	%(d)	1.26%	1.21%	1.24%	1.33%	1.35%
Ratio of net investment income to average net assets	7.04	%(d)	3.60%	3.14%	4.18%	4.30%	4.17%
Portfolio turnover (f)	30	%(b)	116%	109%	147%	148%	189%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	The amount is less than $0.005 per share.

(b)	Not annualized.

(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30% for the six months ended April 30, 2016, and 1.27%, 1.21%, 1.24%, 1.33% and 1.59% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(d)	Annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.20% for the six months ended April 30, 2016, and 1.25%, 1.21%, 1.24%, 1.33%, and 1.35% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Global Infrastructure Fund
	Six Months Ended April 30,		Years Ended October 31,			Period Ended October 31,
	2016		2015	2014†	2013†	2012† (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$17.63		$20.11	$19.22	$15.92	$13.91
Income from investment operations:
Net investment income	0.58		0.61	0.57	0.69	0.43
Net realized and unrealized gain (loss)	(0.16)		(2.21)	1.34	3.22	2.04
Total from investment operations	0.42		(1.60)	1.91	3.91	2.47
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.01	0.00	(b)
Less distributions:
From net investment income	(0.36)		(0.63)	(0.67)	(0.62)	(0.46)
From net realized gains	—		(0.21)	(0.35)	—	—
Tax return of capital	—		(0.04)	—	—	—
Total distributions	(0.36)		(0.88)	(1.02)	(0.62)	(0.46)
Net asset value per share, end of period	$17.69		$17.63	$20.11	$19.22	$15.92
Total return (c)	2.56	%(d)	(8.15)%	10.22%	25.04%	17.94	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$18,850		$21,822	$27,200	$19,941	$1,721
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.56	%(f)	1.52%	1.46%	1.49%	1.67	%(f)
After waivers and/or expense reimbursements (g)	1.46	%(f)	1.50%	1.46%	1.49%	1.60	%(f)
Ratio of net investment income to average net assets	6.85	%(f)	3.47%	2.92%	3.67%	3.67	%(f)
Portfolio turnover (h)	30	%(d)	116%	109%	147%	148%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Total returns would be reduced if a sales or redemption charge was taken into account.

(d)	Not annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55% for the six months ended April 30, 2016, 1.52%, 1.46% and 1.49% for the years ended October 31, 2015, 2014 and 2013, respectively, and 1.67% for the period ended October 31, 2012.

(f)	Annualized.

(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.45% for the six months ended April 30, 2016, and 1.50%, 1.46% and 1.49% for the years ended October 31, 2015, 2014 and 2013, respectively and 1.60% for the period ended October 31, 2012.

(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Global Realty Growth & Income Fund
	Period Ended April 30, 2016 (a)
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$10.00
Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain	0.04
Total from investment operations	0.15
Less distributions:
From net investment income	(0.10)
Total distributions	(0.10)
Net asset value per share, end of period	$10.05
Total return	1.49	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,072
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.38	%(c)
After waivers and/or expense reimbursements	1.35	%(c)
Ratio of net investment income to average net assets	2.35	%(c)
Portfolio turnover (d)	12	%(b)

(a)	Institutional Class commenced operations on November 2, 2015.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2016 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Realty Growth & Income Fund are five separate series of the Equity Trust (individually referred to as a “Fund“ and collectively, “the Funds“). The Alpine International Real Estate Equity Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund and Alpine Global Realty Growth & Income Fund are non-diversified funds. Alpine International Real Estate Equity Fund seeks long-term capital growth. Current income is a secondary objective. Alpine Realty Income & Growth Fund seeks a high level of current income. Capital appreciation is a secondary objective. Alpine Emerging Markets Real Estate Fund seeks capital appreciation. Current income is a secondary objective. Alpine Global Infrastructure Fund seeks capital appreciation. Current income is a secondary objective. Alpine Global Realty Growth & Income Fund seeks total return through growth of capital and current income. Alpine Global Realty Growth & Income Fund commenced operations on November 2, 2015.

Alpine Woods Capital Investors, LLC (the “Adviser“) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares (except Alpine Global Realty Growth & Income Fund which doesn’t currently offer Class A shares). Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to Contingent Deferred Sales Charges (“CDSC“) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB“) Accounting Standards Codification Topic (“ASC“) 946 Financial Services – Investment Companies.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP“), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV“) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE“) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ“) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP“). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement“ (“ASC 820“), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1 —	Unadjusted quoted prices in active markets for identical investments.

•	Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

•	Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

For certain Level 3 investments the Adviser may perform due diligence that may include visiting a company’s largest projects, meeting with the company’s management team, and having discussions with company management regarding the operation of its business. The Adviser considers all of this information in the determination of fair value. International Real Estate Equity Fund has retained a third-party independent valuation firm to provide input on the methodology to value a particular investment and the range of its values.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2016:

	Valuation Inputs
International Real Estate Equity Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$49,240,322	$2,437,505	$3,535,985	$55,213,812
Europe	41,756,602	—	11,963	41,768,565
North & South America	14,559,888	—	—	14,559,888
Equity-Linked Structured Notes	—	3,610,542	—	3,610,542
Investment Companies	433,238	—	—	433,238
Warrants	—	3,567	—	3,567
Short-Term Investments	—	5,534,000	—	5,534,000
Total	$105,990,050	$11,585,614	$3,547,948	$121,123,612

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$330,264	$—	$330,264
Liabilities
Forward Currency Contracts	—	(553,930)	—	(553,930)
Total	$—	$(223,666)	$—	$(223,666)

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

	Valuation Inputs
Realty Income & Growth Fund *	Level 1	Level 2	Level 3	Total Value
Real Estate Investment Trusts	$115,510,771	$—	$—	$115,510,771
Common Stocks	3,541,105	—	—	3,541,105
Preferred Stocks	1,455,197	—	—	1,455,197
Total	$120,507,073	$—	$—	$120,507,073

	Valuation Inputs
Emerging Markets Real Estate Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$2,584,959	$217,192	$—	$2,802,151
Europe	187,193	10,125	—	197,318
Middle East/Africa	252,831	—	—	252,831
North & South America	456,932	19,997	—	476,929
Preferred Stocks	39,013	—	—	39,013
Equity-Linked Structured Notes	—	372,756	—	372,756
Convertible Foreign Bonds	—	232	—	232
Total	$3,520,928	$620,302	$—	$4,141,230

	Valuation Inputs
Global Infrastructure Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$17,994,022	$1,362,726	$—	$19,356,748
Europe	57,113,210	—	—	57,113,210
North & South America	84,882,486	—	—	84,882,486
Equity-Linked Structured Notes	—	1,776,434	—	1,776,434
Short-Term Investments	—	287,000	—	287,000
Total	$159,989,718	$3,426,160	$—	$163,415,878

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(1,020,994)	—	(1,020,994)
Total	$—	$(1,020,994)	$—	$(1,020,994)

	Valuation Inputs
Global Realty Growth & Income Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks	$5,022,674	$—	$—	$5,022,674
Rights	—	1,264	—	1,264
Total	$5,022,674	$1,264	$—	$5,023,938

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(24,338)	—	(24,338)
Total	$—	$(24,338)	$—	$(24,338)

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3.

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International
Real Estate
Equity Fund
Balance as of October 31, 2015	$3,865,487
Realized gain (loss)	—
Change in net unrealized depreciation*	(317,539)
Purchases	—
Sales	—
Transfers in to Level 3**	—
Transfers out of Level 3**	—
Balance as of April 30, 2016	$3,547,948
Change in net unrealized appreciation/(depreciation) on Level 3 assets held at period end	$(317,539)

*	Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments and foreign currency.
**	The Funds recognize transfers as of the beginning of the period.

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments, as of April 30, 2016:

International Real Estate Equity Fund

						Relationship
						Between Fair
						Value and
		Significant	Significant			Input: If
	Fair Value	Valuation	Unobservable	Range of	Weighted	Input Value
Asset	at 1/31/16	Technique	Input	Values	Average	Increases Then:
Common Stock	$3,535,985*	Market Approach	Liquidity Discount	20%	20%	Fair Value would Decrease
			Total Enterprise Value / Revenue	1.75x to 2.25x	2.00x	Fair Value would Increase
			Price / Book	0.90x to 1.30x	1.10x	Fair Value would Increase
		Income Approach	Adjusted Weighted Average Cost of Capital	15.0% - 16.0%	15.50%	Fair Value would Decrease
			Terminal Growth Rate	3% - 5%	4%	Fair Value would Decrease
Common Stock	$11,963*	Adjusted Book Value	Discount to NAV	50%	50%	Fair Value would Decrease

*	Represents a single security, as of April 30, 2016. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable inputs used in the fair value measurement of common stocks is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital and discount to NAV. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, the Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY“). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provides secured, uncommitted lines of credit for the Funds where selected Funds assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the Funds is permitted to borrow up to 10% of its respective total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of its total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the period ended April 30, 2016, the average interest rate paid on outstanding borrowings under the line of credit was 1.43%, 1.36%, 1.38% and 1.37% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

		Realty	Emerging
	International	Income &	Markets	Global
	Real Estate	Growth	Real Estate	Infrastructure
	Equity Fund	Fund	Fund	Fund
Total line of cred it amount available for investment purposes at April 30, 2016	$12,189,396	$12,062,999	$420,410	$16,423,130
Line of credit outstanding at April 30, 2016	—	4,976,441	—	—
Line of credit amount unused at April 30, 2016	12,189,396	7,086,558	420,410	16,423,130
Average balance outstanding during the period	6,495	6,863,246	13,330	1,362,502
Maximum balance outstanding during the period	1,182,026	8,844,637	110,828	10,293,720
Interest expense incurred on line of credit during the period	47	46,923	93	9,452
Interest expense incurred on custody overdrafts during the period	—	—	—	37

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code“), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes“—Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2016, open Federal and New York tax years include the tax years ended October 31, 2012 through 2015. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2016, there were no outstanding balances of accrued capital gains taxes for the Funds.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of its net assets in foreign securities. The Global Realty Growth & Income Fund will invest at least 40% of its net assets in foreign securities. The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund held four, eight and one equity-linked structured notes, respectively, as of April 30, 2016.

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to a master netting agreement or similar agreement. The International Real Estate Equity Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the period ended April 30, 2016, the International Real Estate Equity Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund entered into six, ten and two forward contracts, respectively. The average monthly principal amount for forward contracts held by the International Real Estate Equity Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund throughout the period was $48,788,794, $28,423,375 and $452,024, respectively. This is based on amounts held as of each month-end throughout the period.

The following forward currency contracts were held as of April 30, 2016:

International Real Estate Equity Fund

Description	Counterparty	Settlement Date	Currency		Settlement Value	Current Value	Unrealized Appreciation/ (Depreciation)
Contracts Sold:
British Pound	State Street Bank and Trust Company	06/09/16	7,700,000	GBP	$11,582,109	$11,251,845	$330,264
Japanese Yen	State Street Bank and Trust Company	09/08/16	1,000,000,000	JPY	8,880,995	9,434,925	(553,930)
						$20,686,770	$(223,666)

Global Infrastructure Fund

Description	Counterparty	Settlement Date	Currency		Settlement Value	Current Value	Unrealized Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	06/09/16	1,950,000	EUR	$2,158,669	$2,235,279	$(76,610)
Euro	State Street Bank and Trust Company	06/09/16	17,000,000	EUR	18,603,185	19,487,050	(883,865)
Hong Kong Dollar	State Street Bank and Trust Company	11/02/16	63,000,000	HKD	8,066,788	8,127,307	(60,519)
						$29,849,636	$(1,020,994)

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Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

Global Realty Growth & Income Fund

Description	Counterparty	Settlement Date	Currency		Settlement Value	Current Value	Unrealized Depreciation
Contracts Sold:
British Pound	State Street Bank and Trust Company	06/29/16	100,000	GBP	$141,189	$146,140	$(4,951)
Japanese Yen	State Street Bank and Trust Company	09/08/16	35,000,000	JPY	310,835	330,222	(19,387)
						$476,362	$(24,338)

K. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the period ended April 30, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the period.

The effect of derivative instruments in the Statements of Assets and Liabilities as of April 30, 2016:

International Real Estate Equity Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Appreciation/(Depreciation)

Foreign exchange risk	Unrealized appreciation on forward currency contracts	$330,264

Foreign exchange risk	Unrealized depreciation on forward currency contracts	(553,930)

Global Infrastructure Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Depreciation

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(1,020,994)

Global Realty Growth & Income Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Depreciation

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(24,338)

The effect of derivative instruments in the Statements of Operations for the period ended April 30, 2016:

International Real Estate Equity Fund

	Statements of		Change in Net
Derivatives	Operations Location	Net Realized Gain	Unrealized Depreciation

Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$624,670

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(375,317)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

Global Infrastructure Fund

	Statements of		Change in Net
Derivatives	Operations Location	Net Realized Gain	Unrealized Depreciation

Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$548,789

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(1,350,698)

Global Realty Growth & Income Fund

	Statements of		Change in Net
Derivatives	Operations Location		Unrealized Depreciation

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(24,338)

L. Redemption Fees:

The Funds of the Alpine Equity Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	16,453	$325,644	53,473	$1,198,922
Shares issued in reinvestment of dividends	406,234	8,144,992	—	—
Redemption fees	—	66	—	406
Shares redeemed	(410,580)	(8,292,473)	(1,265,361)	(28,620,909)
Total net change	12,107	$178,229	(1,211,888)	$(27,421,581)

Class A
Shares sold	—	$—	206	$4,598
Shares issued in reinvestment of dividends	429	8,565	—	—
Redemption fees	—	—	—	—
Shares redeemed	—	—	(311)	(7,425)
Total net change	429	$8,565	(105)	$(2,827)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

Realty Income & Growth Fund

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	89,111	$1,892,511	371,174	$8,214,277
Shares issued in reinvestment of dividends	134,592	2,944,751	158,946	3,423,333
Redemption fees	—	328	—	1,778
Shares redeemed	(278,043)	(5,953,993)	(703,966)	(15,694,022)
Total net change	(54,340)	$(1,116,403)	(173,846)	$(4,054,634)
Class A
Shares sold	1,545	$32,117	21,367	$488,015
Shares issued in reinvestment of dividends	2,616	56,573	3,756	80,757
Redemption fees	—	9	—	45
Shares redeemed	(4,492)	(97,571)	(8,556)	(186,002)
Total net change	(331)	$(8,872)	16,567	$382,815

Emerging Markets Real Estate Fund

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	5,386	$66,437	23,257	$384,088
Shares issued in reinvestment of dividends	4,925	70,279	10,277	164,328
Redemption fees	—	—	—	37
Shares redeemed	(35,809)	(478,047)	(48,495)	(786,485)
Total net change	(25,498)	$(341,331)	(14,961)	$(238,032)
Class A
Shares sold	—	$—	6,268	$102,686
Shares issued in reinvestment of dividends	457	6,525	1,594	25,465
Redemption fees	—	—	—	5
Shares redeemed	(1,444)	(18,429)	(25,576)	(411,759)
Total net change	(987)	$(11,904)	(17,714)	$(283,603)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

Global Infrastructure Fund

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	315,473	$5,244,345	4,576,136	$90,037,024
Proceeds from shares issued in connection with the tax-free transfer of assets from Alpine Cyclical Advantage Property Fund (Note 9)	—	—	3,005,684	53,861,934
Shares issued in reinvestment of dividends	124,734	2,087,682	295,985	5,582,396
Redemption fees	—	5,264	—	26,103
Shares redeemed	(4,068,769)	(66,695,870)	(5,381,408)	(101,670,374)
Total net change	(3,628,562)	$(59,358,579)	2,496,397	$47,837,083
Class A
Shares sold	47,998	$812,983	286,451	$5,537,863
Shares issued in reinvestment of dividends	18,575	310,614	47,620	897,458
Redemption fees	—	651	—	3,399
Shares redeemed	(239,497)	(3,879,394)	(448,870)	(8,547,852)
Total net change	(172,924)	$(2,755,146)	(114,799)	$(2,109,132)

Global Realty Growth & Income Fund

	Period Ended April 30, 2016*
	Shares	Amount
Institutional Class
Shares sold	500,000	$5,000,000
Shares issued in reinvestment of dividends	4,915	49,019
Redemption fees	—	—
Shares redeemed	—	—
Total net change	504,915	$5,049,019

*	Institutional Class commenced operations on November 2, 2015.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2016 are as follows:

	Purchases	Sales
International Real Estate Equity Fund	$11,041,529	$17,251,990
Realty Income & Growth Fund	10,959,344	9,609,886
Emerging Markets Real Estate Fund	1,191,834	1,535,770
Global Infrastructure Fund	51,790,251	97,273,672
Global Realty Growth & Income Fund	5,480,473	496,464

The Funds did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2016.

5.	Distribution Plan:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds has adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $155, $3,534, $463 and $23,411, respectively, pursuant to the Plan for the period ended April 30, 2016.

The Plan for the Funds may be terminated at any time by a majority vote of the members of the Board of the Equity Trust who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund, the Adviser is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule (Effective November 1, 2015 through March 31, 2016 for Realty Income & Growth Fund and Global Infrastructure Fund):

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

Effective April 1, 2016, pursuant to the advisory agreements with the Realty Income & Growth Fund and Global Infrastructure Fund, the Adviser is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $250 million	1.00%
Next $500 million	0.95%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund and Emerging Markets Real Estate Fund. From April 1, 2016 to April 1, 2017, the Adviser shall waive 0.05% of the International Real Estate Equity Fund and Emerging Markets Real Estate Fund Advisory Fee at an annualized rate.

The Adviser agreed to waive fees and/or reimburse the Realty Income & Growth Fund (until March 31, 2016), Emerging Markets Real Estate Fund and Global Realty Growth & Income Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60%, of the respective Fund’s Class A shares average daily net assets, and 1.35% of the respective Fund’s Institutional Class shares average daily net assets. Effective April 1, 2016 the Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.50% of the average daily net assets of Class A shares and 1.25% of the average daily net assets of the Institutional Class shares. The Adviser agreed to reimburse the Global Infrastructure Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, broker commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.45% of the average daily net assets of Class A shares and 1.20% of the average daily net assets of the Institutional Class shares. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the period ended April 30, 2016, the Adviser waived investment advisory fees and other expenses totaling $4,904, $6,938, $36,487, $85,976 and $24,451 for the International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund, respectively. The expense limitations will remain in effect for the Funds until at least April 1, 2017 unless and until the Board of the Equity Trust approves their modification or termination with respect to the Funds. Waived expenses subject to potential recovery by year of expiration are as follows:

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

		Emerging	Global	Global Realty
	Realty Income &	Markets Real	Infrastructure	Income &
Years of Expiration	Growth Fund	Estate Fund	Fund	Growth Fund
10/31/2016	$69,202	$76,551	$—	$—
10/31/2017	55,466	64,614	—	—
10/31/2018	—	87,769	43,020	—
10/31/2019	6,938	36,147	85,976	24,551

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. The International Real Estate Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $69,327, $52,631, $1,427, and $42,317, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Equity Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Equity Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Equity Trust. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

7.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	International Real	Realty Income &
	Estate Equity Fund	Growth Fund
Undistributed ordinary income	8,432,627	—
Undistributed long-term capital gain	—	848,562
Accumulated capital loss	(1,104,089,927)	—
Unrealized appreciation/(depreciation)	(42,882,776)	53,891,713
Total	$(1,138,540,076)	$54,740,275

	Emerging Markets Real Estate Fund	Global Infrastructure Fund
Undistributed ordinary income	86,441	—
Accumulated capital loss	(993,237)	(6,709,792)
Unrealized appreciation/(depreciation)	(399,381)	(3,836,802)
Total	$(1,306,177)	$(10,546,594)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards, distribution redesignations. Accordingly, for the year ended October 31, 2015, the effects of certain differences were reclassified as follows:

Fund	Capital stock	Accumulated net investment income (loss)	Accumulated net realized gains (losses)
International Real Estate Equity Fund	$(6,353)	$(187,304)	$193,657
Realty Income & Growth Fund	434,429	74,179	(508,608)
Emerging Markets Real Estate Fund	—	9,048	(9,048)
Global Infrastructure Fund	3,081,965	58,349	(3,023,616)

As of April 30, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
International Real Estate Equity Fund	$159,049,192	$23,572,643	$(61,498,223)	$(37,925,580)
Realty Income & Growth Fund	62,043,863	58,944,572	(481,362)	58,463,210
Emerging Markets Real Estate Fund	4,171,785	302,976	(333,531)	(30,555)
Global Infrastructure Fund	161,167,572	14,988,024	(12,739,718)	2,248,306
Global Realty Growth & Income Fund	4,957,685	249,311	(183,058)	66,253

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the year ended October 31, 2015 were as follows:

2015
International Real Estate Equity Fund
Ordinary income	$—
Total	$—

Realty Income & Growth Fund
Ordinary income	$2,537,082
Long-term capital gain	1,427,783
Total	$3,964,865

Emerging Markets Real Estate Fund
Ordinary income	$216,837
Total	$216,837

Global Infrastructure Fund
Ordinary income	$9,121,877
Long-term capital gain	602,585
Return of capital	467,529
Total	$10,191,991

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

Capital loss carryovers as of October 31, 2015 are as follows:

	International Real	Realty Income &
Expiration Date	Estate Equity Fund	Growth Fund
10/31/2016	$384,892,332	$—
10/31/2017	$546,087,879	$—
10/31/2018	$65,121,028	$—
10/31/2019	$63,938,162	$—

		Global
	Emerging Markets	Infrastructure
Expiration Date	Real Estate Fund	Fund*
10/31/2017	$—	$3,075,266

*	Global Infrastructure Fund acquired $35,024,596 of capital losses from the Alpine Cyclical Advantage Property Fund (Cap Fund) due to the reorganization of the Cap Fund into Global Infrastructure Fund on October 23, 2015. $31,949,330 has been written off due to IRS Section 382 limitations.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2015 with no expiration are as follows:

Fund	Short Term	Long Term
International Real Estate Equity Fund	$2,464,698	$41,585,828
Emerging Markets Real Estate Fund	$930,364	$62,873
Global Infrastructure Fund	$3,634,526	$—

9.	Reorganizations:

At a meeting held on July 31, 2015, the Board, unanimously approved the tax free reorganization of the Alpine Cyclical Advantage Property Fund (the “Target Fund”) into the Alpine Global Infrastructure Fund (the “Acquiring Fund”), a separate series of the Trust. On October 23, 2015, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization approved by the Target Fund shareholders. The purpose of the reorganization was to combine two portfolios with comparable investment objectives and strategies.

		Shares Issued by
	Shares Prior to	the Acquiring	Net Assets Prior
Target Fund	Reorganization	Fund	to Reorganization
Institutional Class	2,261,459	3,005,684	$53,861,934

The depreciation of the Target Fund was $5,172,667 as of the date of the reorganization. The combined net assets of the Acquiring Fund immediately after the reorganization were $243,281,168.

Assuming the reorganization had been completed on November 1, 2014, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2015, were as follows:

Net Investment Income (Loss)	$9,750,384
Net Realized and Unrealized Gains/Losses on Investments and Foreign Currency Transactions	$(30,040,529)
Net Increase/Decrease in Net Assets resulting from Operations	$(20,290,145)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of October 31, 2015.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2016 (Unaudited)

10.	Recently Issued Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)

April 30, 2016

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2015 and held for the six months ended April 30, 2016.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

International Real Estate Equity Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	0.24%	$1,000.00	$1,002.40	1.54%	$7.67

Class A	0.07%	$1,000.00	$1,000.70	1.79%	$8.90

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,017.21	1.54%	$7.72

Class A	5.00%	$1,000.00	$1,015.96	1.79%	$8.97

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

April 30, 2016

Realty Income & Growth Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	3.59%	$1,000.00	$1,035.90	1.41%	$7.14

Class A	3.47%	$1,000.00	$1,034.70	1.66%	$8.40

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,017.85	1.41%	$7.07

Class A	5.00%	$1,000.00	$1,016.61	1.66%	$8.32

Emerging Markets Real Estate Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	(0.69)%	$1,000.00	$993.10	1.35%	$6.69

Class A	(0.81)%	$1,000.00	$991.90	1.60%	$7.92

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.15	1.35%	$6.77

Class A	5.00%	$1,000.00	$1,016.91	1.60%	$8.02

Global Infrastructure Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	2.69%	$1,000.00	$1,026.90	1.21%	$6.10

Class A	2.56%	$1,000.00	$1,025.60	1.46%	$7.35

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.85	1.21%	$6.07

Class A	5.00%	$1,000.00	$1,017.60	1.46%	$7.32

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

April 30, 2016

Global Realty Growth & Income Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (5)

Institutional	1.49%	$1,000.00	$1,014.90	1.35%	$6.69

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (6)

Institutional	5.00%	$1,000.00	$1,017.95	1.35%	$6.70

(1)	For the six months ended April 30, 2016.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 182 day period.
(5)	For the period November 2, 2015 (commencement of operations) through April 30, 2016. Expense is calculated using the Class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 180 days in the period, divided by 366 days in the year.
(6)	Hypothetical expenses if the Fund had been in existence from November 1, 2015 are calculated using average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

Alpine Mutual Funds

Additional Information (Unaudited)

April 30, 2016

Approval of Advisory Agreement for New Series

At the Meeting of the Board of Trustees on September 30, 2015, the Independent Trustees approved the Investment Advisory Agreement (“Advisory Agreement”) between the Adviser and Alpine Equity Trust with respect to the newly organized series, Alpine the Global Realty Growth & Income Fund. Prior to this approval, the Adviser provided materials to the Board for its evaluation (“15(c) materials”). The trustees who are not “interested persons” of the Trust or the Adviser (the “Independent Trustees”) were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement with respect to the Global Realty Growth & Income Fund. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered information about the Global Realty Growth & Income Fund as well as information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each trustee’s business judgment after consideration of all the information taken as a whole. Individual trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement with respect to the Global Realty Growth & Income Fund, the Board, including the Independent Trustees, considered the following factors among others:

Nature, Extent and Quality of Services. The Board considered the general nature, extent, and quality of services provided to the existing series of the Trust, and those expected to be provided to the Global Realty Growth & Income Fund, by the Adviser. The Board evaluated the Adviser’s experience in serving as manager of mutual funds, and considered the benefits to shareholders of investing in a fund complex that is served by an organization which also serves other pooled investment vehicles and registered investment companies. The Board also considered the ability of the Adviser to provide appropriate levels of support and resources to the Trust.

The Board considered the background and experience of the Adviser’s Senior Management, including those individuals responsible for the investment, operations and compliance with respect to the Global Realty Growth & Income Fund’s investments, and the responsibilities of the investment, operations and compliance personnel with respect to the Trust. They also considered the resources, operational structures and practices of the Adviser in managing the Global Realty Growth & Income Fund’s portfolio, in monitoring and securing the Global Realty Growth & Income Fund’s compliance with investment objectives and policies and with applicable laws and regulations. Drawing upon all the materials provided throughout the year, including the 15(c) Materials, and their knowledge of the business of the Adviser and the past performance of the portfolio managers for the Global Realty Growth & Income Fund, the Independent Trustees, took into account the Adviser’s experience and resources in approving the Advisory Agreement.

Investment Performance. The Board noted that the Global Realty Growth & Income Fund had no investment performance track record since it had not yet commenced operations. The Board considered the prior investment performance of the existing series of the Trust, including those series managed by the Global Realty Growth & Income Fund’s proposed portfolio managers. The Board concluded that the Adviser would provide acceptable investment management services to the Global Realty Growth & Income Fund.

Advisory Fees and Profitability. The Board considered information prepared by the Adviser comparing the proposed fees and expenses of the Global Realty Growth & Income Fund to the average fees and expenses of other mutual funds with similar investment policies.

The Board considered that the Adviser committed to reducing its investment advisory fee or paying the operating expenses of the Global Realty Growth & Income Fund for certain periods in order to maintain the overall expense ratio of the Global Realty Growth & Income Fund at competitive levels and that the Adviser would enter into a contractual expense limitation agreement with respect to the Global Realty Growth & Income Fund. The Board considered that the Adviser would propose an expense limitation agreement prior to the Global Realty Fund going effective. Based on these various considerations, the Board concluded that the proposed contractual management fee of the Global Realty Growth & Income Fund under the Advisory Agreement was fair and bore a reasonable relationship to the services to be rendered.

Expenses. The Board noted that the Adviser would enter into a contractual expense limitation agreement, which would maintain the overall expense ratio of the Global Realty Growth & Income Fund at a competitive level.

Accordingly in consideration of the foregoing, the Trustees, including a majority of the Independent Trustees, agreed to approve the Advisory Agreement with respect to the Global Realty Growth & Income Fund for an initial two year period.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

April 30, 2016

Approval of Investment Advisory Agreements for each Series

In the weeks leading up to the Meeting of the Board of Trustees on March 30, 2016, the Board Members reviewed 15(c) Materials responsive to their information request and specifically relating to the Investment Advisory Agreements (“Agreements”) provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the Meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the Meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the implementation of distribution and fund performance recommendations from a third party consulting firm. They noted the product rationalization measures taken, including the mergers of certain funds, the liquidation of another fund and the launch of Alpine Global Realty Growth & Income Fund, and the Adviser’s ongoing commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller Funds. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees noted the steps taken by the Adviser to reduce management fees and overall expenses of the Funds. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser, as proposed to be reduced or waived for certain Funds at this Meeting, were appropriate.

Based on the presentation previously made by the Adviser regarding profitability, the Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

April 30, 2016

examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Funds’ brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements for one year with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, after considering certain additional proposed contractual waivers, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive and that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

James A. Jacobson

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN &

ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young

5 Times Square

New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)   Not applicable to semi-annual reports.

(a)(2)   The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)   Not applicable.

(b)       The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2016